REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Variable Account D of Union Security Insurance Company and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Variable Account D of Union Security Insurance Company (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford Ultrashort Bond HLS Fund
American Century VP Capital Appreciation Fund	Hartford SmallCap Growth HLS Fund
AB VPS Sustainable International Thematic Portfolio	Hartford Stock HLS Fund
(Formerly AB VPS International Growth Portfolio)	VY® JPMorgan Emerging Markets Equity Portfolio
Invesco V.I. Core Equity Fund	Invesco V.I. Health Care Fund
Invesco V.I. EQV International Equity Fund	Invesco V.I. Technology Fund
(Formerly Invesco V.I. International Growth Fund)	MFS® Growth Series
Invesco V.I. Government Money Market Fund	MFS® High Yield Portfolio
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Allspring VT Omega Growth Fund	Neuberger Berman AMT Short Duration Bond Portfolio
Federated Hermes Fund for U.S. Government Securities II	Pioneer Fund VCT Portfolio
Federated Hermes High Income Bond Fund II	DWS CROCI® International VIP
Federated Hermes Government Money Fund II	Pioneer Select Mid Cap Growth VCT Portfolio
Federated Hermes Quality Bond Fund II	VanEck VIP Emerging Markets Bond Fund
Federated Hermes Managed Volatility Fund II	VanEck VIP Global Resources Fund
Federated Hermes Kaufmann Fund II	Allspring VT Index Asset Allocation Fund
Hartford Balanced HLS Fund	Allspring VT International Equity Fund
Hartford Total Return Bond HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Opportunity Fund
Hartford Disciplined Equity HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford International Opportunities HLS Fund	NVIT Emerging Markets Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Hartford MidCap HLS Fund, Neuberger Berman AMT Sustainable Equity Portfolio, Invesco V.I. Government Securities Fund, and Invesco V.I. High Yield Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018
Hartford MidCap HLS Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from September 18, 2020 to December 31, 2020

Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2022	For the period from June 29, 2022 through December 31, 2022	For the period from June 29, 2022 through December 31, 2022	For the period from June 29, 2022 through December 31, 2022
Invesco V.I. High Yield Fund	December 31, 2022	For the period from November 21, 2022 through December 31, 2022	For the period from November 21, 2022 through December 31, 2022	For the period from November 21, 2022 through December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Variable Account D of Union Security Insurance Company as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Variable Account D of Union Security Insurance Company since 2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,958,618
class A	—	—	135,867	—	—	—	—	—	1,163,803	—
class D	—	—	—	—	—	—	—	—	—	—
class I	486,816	257,709	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,458,162	124,380	98,260	356,956	9,498,851	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	486,816	257,709	135,867	1,458,162	124,380	98,260	356,956	9,498,851	1,163,803	2,958,618
Receivable for fund shares sold	12	6	3	103	9	7	28	1,297	29	228
Other assets	—	—	—	—	—	—	1	9	—	—
Total assets	486,828	257,715	135,870	1,458,265	124,389	98,267	356,985	9,500,157	1,163,832	2,958,846

Liabilities:
Due to Sponsor Company	12	6	3	103	9	7	28	1,297	29	228
Other liabilities	—	—	—	—	—	—	—	—	—	—
Total liabilities	12	6	3	103	9	7	28	1,297	29	228

Net assets:
For contract liabilities	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,958,618
class A	—	—	135,867	—	—	—	—	—	1,163,803	—
class D	—	—	—	—	—	—	—	—	—	—
class I	486,816	257,709	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,458,162	124,380	98,260	356,957	9,498,860	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

Shares:
class 2	—	—	—	—	—	—	—	—	—	148,899
class A	—	—	8,254	—	—	—	—	—	19,759	—
class D	—	—	—	—	—	—	—	—	—	—
class I	72,659	21,840	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	59,396	12,339	21,836	12,334	9,498,851	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	72,659	21,840	8,254	59,396	12,339	21,836	12,334	9,498,851	19,759	148,899

Cost	$536,165	$331,720	$183,627	$1,728,312	$130,990	$98,087	$312,685	$9,498,851	$1,111,437	$3,675,242

Deferred contracts in the accumulation period:
Units owned by participants #	10,194	4,268	8,803	56,537	13,718	10,652	16,008	961,622	11,122	79,820
Minimum unit fair value #*	$44.426165	$60.386447	$11.489717	$24.021246	$9.029241	$9.224917	$21.509631	$8.880265	$97.075303	$34.309470
Maximum unit fair value #*	$44.426165	$60.386447	$11.489717	$45.686282	$9.067193	$9.224917	$21.509631	$10.156088	$97.075303	$34.309470
Contract liability	$452,872	$257,709	$101,143	$1,440,164	$124,380	$98,260	$344,329	$9,000,769	$1,079,632	$2,738,575

Contracts in payout (annuitization) period:
Units owned by participants #	764	—	3,022	695	—	—	587	53,299	867	6,413
Minimum unit fair value #*	$44.426165	$—	$11.489717	$24.021246	$—	$—	$21.509631	$9.271868	$97.075303	$34.309470
Maximum unit fair value #*	$44.426165	$—	$11.489717	$45.686282	$—	$—	$21.509631	$10.156088	$97.075303	$34.309470
Contract liability	$33,944	$—	$34,724	$17,998	$—	$—	$12,628	$498,091	$84,171	$220,043

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,565,976	18,586,270	11,680,588	28,611,092
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	320,430	1,268,594	—	961,806	8,688,507	5,230,946	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total investments	320,430	1,268,594	563,892	961,806	8,688,507	5,230,946	43,565,976	18,586,270	11,680,588	28,611,092
Receivable for fund shares sold	21	81	39	68	606	366	29,046	29,681	1,634	4,626
Other assets	1	—	—	—	—	—	—	—	2	2
Total assets	320,452	1,268,675	563,931	961,874	8,689,113	5,231,312	43,595,022	18,615,951	11,682,224	28,615,720

Liabilities:
Due to Sponsor Company	21	81	39	68	606	366	29,046	29,681	1,634	4,626
Other liabilities	—	1	—	—	1	—	—	3	—	—
Total liabilities	21	82	39	68	607	366	29,046	29,684	1,634	4,626

Net assets:
For contract liabilities	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	43,565,976	18,586,267	11,680,590	28,611,094
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	320,431	1,268,593	—	961,806	8,688,506	5,230,946	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total contract liabilities	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	1,658,393	2,004,991	296,763	1,298,144
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	34,829	237,564	—	98,043	1,027,010	346,420	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	563,892	—	—	—	—	—	—	—
Total shares	34,829	237,564	563,892	98,043	1,027,010	346,420	1,658,393	2,004,991	296,763	1,298,144

Cost	$382,777	$1,565,508	$563,892	$1,073,746	$9,882,545	$5,721,682	$42,551,375	$23,033,954	$13,535,206	$27,980,387

Deferred contracts in the accumulation period:
Units owned by participants #	21,333	48,388	53,339	52,147	492,604	184,362	4,537,413	4,643,315	2,097,046	5,788,232
Minimum unit fair value #*	$14.180426	$24.120085	$7.248795	$17.998850	$16.986573	$27.916741	$8.896312	$3.574535	$5.040284	$4.267473
Maximum unit fair value #*	$20.414032	$38.601638	$10.761903	$18.828676	$32.735088	$28.651888	$29.906792	$18.338821	$5.680466	$12.014369
Contract liability	$320,188	$1,267,594	$563,892	$961,806	$8,678,016	$5,230,946	$41,710,207	$18,207,157	$11,592,008	$28,210,275

Contracts in payout (annuitization) period:
Units owned by participants #	12	26	—	—	320	—	208,600	106,059	15,908	81,854
Minimum unit fair value #*	$20.414032	$38.601638	$—	$—	$32.735088	$—	$8.896312	$3.574535	$5.568410	$4.896743
Maximum unit fair value #*	$20.414032	$38.601638	$—	$—	$32.735088	$—	$8.896312	$3.574535	$5.568410	$4.896743
Contract liability	$243	$999	$—	$—	$10,490	$—	$1,855,769	$379,110	$88,582	$400,819

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	80,104	—	—	—
class IA	292,409,112	15,299,126	20,801,431	14,715,454	30,725,186	4,561,512	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,880,322
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	580,249	726,931	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	292,409,112	15,299,126	20,801,431	14,715,454	30,725,186	4,561,512	80,104	580,249	726,931	2,880,322
Receivable for fund shares sold	41,371	4,723	2,992	4,516	4,014	831	2	14	18	154
Other assets	—	—	—	1	—	—	—	—	—	1
Total assets	292,450,483	15,303,849	20,804,423	14,719,971	30,729,200	4,562,343	80,106	580,263	726,949	2,880,477

Liabilities:
Due to Sponsor Company	41,371	4,723	2,992	4,516	4,014	831	2	14	18	154
Other liabilities	1	2	—	—	—	1	—	—	—	—
Total liabilities	41,372	4,725	2,992	4,516	4,014	832	2	14	18	154

Net assets:
For contract liabilities	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	80,104	—	—	—
class IA	292,409,111	15,299,124	20,801,431	14,715,455	30,725,186	4,561,511	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	2,880,323
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	580,249	726,931	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	6,681	—	—	—
class IA	18,530,362	1,115,910	810,025	1,477,455	1,415,255	47,705	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	59,982
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	23,072	57,739	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	18,530,362	1,115,910	810,025	1,477,455	1,415,255	47,705	6,681	23,072	57,739	59,982

Cost	$287,188,798	$15,298,596	$28,016,397	$14,884,118	$34,068,481	$3,245,097	$129,377	$597,896	$1,155,779	$2,595,390

Deferred contracts in the accumulation period:
Units owned by participants #	3,871,321	4,438,929	2,105,142	7,620,734	405,871	945,412	2,756	8,021	15,962	49,751
Minimum unit fair value #*	$11.085341	$3.050405	$9.591989	$1.100257	$34.633743	$4.375385	$22.999309	$71.051928	$41.058822	$41.534570
Maximum unit fair value #*	$83.021418	$16.543269	$9.730337	$12.665285	$78.532955	$32.785185	$22.999309	$71.051928	$41.058822	$86.087242
Contract liability	$281,915,350	$14,835,616	$20,412,005	$14,186,513	$30,098,034	$4,481,179	$63,391	$569,886	$655,371	$2,689,995

Contracts in payout (annuitization) period:
Units owned by participants #	143,584	137,534	40,117	316,463	7,986	16,618	727	146	1,743	3,352
Minimum unit fair value #*	$11.085341	$3.370141	$9.707149	$1.651456	$78.532955	$4.833898	$22.999309	$71.051928	$41.058822	$41.534570
Maximum unit fair value #*	$83.021418	$3.370141	$9.707149	$12.665285	$78.532955	$4.833898	$22.999309	$71.051928	$41.058822	$86.087242
Contract liability	$10,493,761	$463,508	$389,426	$528,942	$627,152	$80,332	$16,713	$10,363	$71,560	$190,328

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,365,882
class A	—	—	—	—	—	246,599	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	38,969,536	33,051	1,046,977	—	1,644,054	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	344,724	190,233	—	—	—	—	—	16,582	404,966	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total investments	344,724	190,233	38,969,536	33,051	1,046,977	246,599	1,644,054	16,582	404,966	1,365,882
Receivable for fund shares sold	22	5	3,230	1	26	24	41	—	10	105
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	344,746	190,238	38,972,766	33,052	1,047,003	246,623	1,644,095	16,582	404,976	1,365,987

Liabilities:
Due to Sponsor Company	22	5	3,230	1	26	24	41	—	10	105
Other liabilities	—	—	1	—	—	—	—	1	—	—
Total liabilities	22	5	3,231	1	26	24	41	1	10	105

Net assets:
For contract liabilities	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,365,882
class A	—	—	—	—	—	246,599	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	38,969,535	33,051	1,046,977	—	1,644,054	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	344,724	190,233	—	—	—	—	—	16,581	404,966	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

Shares:
class 2	—	—	—	—	—	—	—	—	—	81,986
class A	—	—	—	—	—	37,997	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	1,578,993	3,464	80,228	—	88,676	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	73,035	23,544	—	—	—	—	—	2,322	14,264	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
Total shares	73,035	23,544	1,578,993	3,464	80,228	37,997	88,676	2,322	14,264	81,986

Cost	$426,028	$235,917	$38,155,072	$37,307	$1,318,025	$284,141	$2,224,384	$22,666	$357,492	$1,323,577

Deferred contracts in the accumulation period:
Units owned by participants #	27,804	15,814	2,753,913	1,809	25,698	12,567	26,315	644	6,462	51,306
Minimum unit fair value #*	$11.983241	$11.972731	$13.456634	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Maximum unit fair value #*	$13.116380	$11.972731	$14.414790	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Contract liability	$339,806	$189,341	$38,041,893	$29,219	$1,045,219	$223,776	$1,623,127	$14,224	$221,860	$1,361,926

Contracts in payout (annuitization) period:
Units owned by participants #	405	75	66,909	237	43	1,282	339	107	5,333	149
Minimum unit fair value #*	$11.983241	$11.972731	$13.791326	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Maximum unit fair value #*	$13.116380	$11.972731	$14.414790	$16.152487	$40.672871	$17.806457	$61.680917	$22.080817	$34.331651	$26.545272
Contract liability	$4,918	$892	$927,642	$3,832	$1,758	$22,823	$20,927	$2,357	$183,106	$3,956

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$8,025	$1,227,913	$451,093	$112,343	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	189,687	—
class I	—	—	—	—	—	—	534,505
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	406,921	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total investments	8,025	1,227,913	451,093	112,343	406,921	189,687	534,505
Receivable for fund shares sold	1	94	11	9	10	5	13
Other assets	—	—	—	—	—	—	1
Total assets	8,026	1,228,007	451,104	112,352	406,931	189,692	534,519

Liabilities:
Due to Sponsor Company	1	94	11	9	10	5	13
Other liabilities	—	—	—	—	—	—	—
Total liabilities	1	94	11	9	10	5	13

Net assets:
For contract liabilities	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506

Contract Liabilities:
class 2	$8,025	$1,227,913	$451,093	$112,343	$—	$—	$—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	189,687	—
class I	—	—	—	—	—	—	534,506
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	406,921	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total contract liabilities	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506	$—	$—	$—

Shares:
class 2	4,665	162,637	26,488	5,033	—	—	—
class A	—	—	—	—	—	—	—
class D	—	—	—	—	—	18,781	—
class I	—	—	—	—	—	—	19,944
class IA	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—
class S	—	—	—	—	36,825	—	—
class S1	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
Total shares	4,665	162,637	26,488	5,033	36,825	18,781	19,944

Cost	$14,352	$1,435,799	$720,022	$124,664	$405,432	$213,216	$532,400

Deferred contracts in the accumulation period:
Units owned by participants #	564	26,896	4,832	3,720	23,979	7,589	39,736
Minimum unit fair value #*	$14.219521	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Maximum unit fair value #*	$14.219521	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Contract liability	$8,025	$1,222,343	$391,206	$105,345	$352,609	$80,453	$532,542

Contracts in payout (annuitization) period:
Units owned by participants #	—	123	740	247	3,693	10,304	147
Minimum unit fair value #*	$—	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Maximum unit fair value #*	$—	$45.446207	$80.955166	$28.318003	$14.705024	$10.601428	$13.402083
Contract liability	$—	$5,570	$59,887	$6,998	$54,312	$109,234	$1,964

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$6,424	$—	$—	$14,844	$2,611	$—	$6,457	$126,949	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	(580)	—	—	—
Mortality and expense risk and other charges	(2,458)	(1,242)	(719)	(20,806)	(866)	(146)	(4,836)	(113,916)	(5,812)	(50,132)
Total expenses	(2,458)	(1,242)	(719)	(20,806)	(866)	(146)	(5,416)	(113,916)	(5,812)	(50,132)
Net investment income (loss)	3,966	(1,242)	(719)	(5,962)	1,745	(146)	1,041	13,033	(5,812)	(50,132)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	20,713	(773)	(339)	5,215	(23)	54	19,811	—	12,963	80,905
Net realized gain distributions	89,576	39,038	23,810	252,274	—	—	41,190	—	152,273	802,526
Change in unrealized appreciation (depreciation) during the period	(233,882)	(140,935)	(87,056)	(668,061)	(6,610)	173	(156,135)	—	(638,224)	(2,769,794)
Net gain (loss) on investments	(123,593)	(102,670)	(63,585)	(410,572)	(6,633)	227	(95,134)	—	(472,988)	(1,886,363)
Net increase (decrease) in net assets resulting from operations	$(119,627)	$(103,912)	$(64,304)	$(416,534)	$(4,888)	$81	$(94,093)	$13,033	$(478,800)	$(1,936,495)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$6,224	$81,436	$6,523	$27,579	$177,900	$—	$845,709	$621,994	$117,527	$511,402

Expenses:
Administrative charges	(296)	(1,201)	(575)	(1,037)	(9,197)	—	(48,365)	(21,295)	—	—
Mortality and expense risk and other charges	(3,688)	(15,243)	(6,762)	(12,385)	(110,292)	(75,972)	(611,442)	(272,068)	(180,907)	(429,566)
Total expenses	(3,984)	(16,444)	(7,337)	(13,422)	(119,489)	(75,972)	(659,807)	(293,363)	(180,907)	(429,566)
Net investment income (loss)	2,240	64,992	(814)	14,157	58,411	(75,972)	185,902	328,631	(63,380)	81,836

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(2,939)	(39,165)	—	(11,754)	(26,813)	(8,367)	893,885	(559,424)	(71,980)	444,719
Net realized gain distributions	—	—	—	16,393	2,230,408	753,445	5,991,590	248,923	1,721,644	3,248,614
Change in unrealized appreciation (depreciation) during the period	(48,776)	(230,099)	—	(139,229)	(3,870,249)	(3,206,331)	(15,133,597)	(3,781,050)	(4,300,338)	(7,223,309)
Net gain (loss) on investments	(51,715)	(269,264)	—	(134,590)	(1,666,654)	(2,461,253)	(8,248,122)	(4,091,551)	(2,650,674)	(3,529,976)
Net increase (decrease) in net assets resulting from operations	$(49,475)	$(204,272)	$(814)	$(120,433)	$(1,608,243)	$(2,537,225)	$(8,062,220)	$(3,762,920)	$(2,714,054)	$(3,448,140)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,215,223	$269,114	$206,215	$34,341	$—	$76,572	$—	$—	$—	$—

Expenses:
Administrative charges	(323,744)	—	—	(15,202)	(35,216)	—	—	—	—	(2,790)
Mortality and expense risk and other charges	(4,138,761)	(231,642)	(325,653)	(194,196)	(443,993)	(68,542)	(386)	(2,534)	(3,975)	(29,907)
Total expenses	(4,462,505)	(231,642)	(325,653)	(209,398)	(479,209)	(68,542)	(386)	(2,534)	(3,975)	(32,697)
Net investment income (loss)	(1,247,282)	37,472	(119,438)	(175,057)	(479,209)	8,030	(386)	(2,534)	(3,975)	(32,697)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,135,698	323,085	(359,849)	(45,615)	656,997	224,251	(903)	1,012	2,327	88,132
Net realized gain distributions	17,786,991	2,825,684	3,352,038	—	5,853,667	457,109	23,875	79,090	336,108	379,982
Change in unrealized appreciation (depreciation) during the period	(99,274,782)	(7,163,088)	(10,347,515)	(30,871)	(19,906,467)	(1,041,365)	(51,565)	(167,825)	(822,793)	(1,856,915)
Net gain (loss) on investments	(77,352,093)	(4,014,319)	(7,355,326)	(76,486)	(13,395,803)	(360,005)	(28,593)	(87,723)	(484,358)	(1,388,801)
Net increase (decrease) in net assets resulting from operations	$(78,599,375)	$(3,976,847)	$(7,474,764)	$(251,543)	$(13,875,012)	$(351,975)	$(28,979)	$(90,257)	$(488,333)	$(1,421,498)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$20,158	$7,015	$622,049	$1,325	$7,463	$9,343	$—	$737	$6,937	$9,266

Expenses:
Administrative charges	—	—	—	—	—	(422)	—	—	—	(2,209)
Mortality and expense risk and other charges	(4,331)	(906)	(574,179)	(300)	(5,095)	(3,518)	(8,174)	(73)	(1,830)	(18,412)
Total expenses	(4,331)	(906)	(574,179)	(300)	(5,095)	(3,940)	(8,174)	(73)	(1,830)	(20,621)
Net investment income (loss)	15,827	6,109	47,870	1,025	2,368	5,403	(8,174)	664	5,107	(11,355)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,902)	(1,043)	719,298	(5,929)	(1,405)	(11,910)	(1,642)	(194)	8,654	6,810
Net realized gain distributions	—	1,969	1,913,718	—	180,088	—	353,441	—	—	170,267
Change in unrealized appreciation (depreciation) during the period	(58,124)	(38,746)	(12,681,240)	(881)	(441,546)	(45,812)	(1,096,700)	(1,807)	9,602	(472,867)
Net gain (loss) on investments	(63,026)	(37,820)	(10,048,224)	(6,810)	(262,863)	(57,722)	(744,901)	(2,001)	18,256	(295,790)
Net increase (decrease) in net assets resulting from operations	$(47,199)	$(31,711)	$(10,000,354)	$(5,785)	$(260,495)	$(52,319)	$(753,075)	$(1,337)	$23,363	$(307,145)

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$296	$—	$—	$—	$9,765	$354	$2,508

Expenses:
Administrative charges	—	(2,112)	—	—	—	—	—
Mortality and expense risk and other charges	(115)	(17,599)	(2,326)	(1,792)	(1,719)	(988)	(2,530)
Total expenses	(115)	(19,711)	(2,326)	(1,792)	(1,719)	(988)	(2,530)
Net investment income (loss)	181	(19,711)	(2,326)	(1,792)	8,046	(634)	(22)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,112)	47,942	(4,352)	(117)	634	5,412	2,664
Net realized gain distributions	—	234,414	174,493	24,798	14,139	—	53,268
Change in unrealized appreciation (depreciation) during the period	(212)	(964,261)	(456,169)	(56,785)	(45,491)	(75,029)	(177,702)
Net gain (loss) on investments	(1,324)	(681,905)	(286,028)	(32,104)	(30,718)	(69,617)	(121,770)
Net increase (decrease) in net assets resulting from operations	$(1,143)	$(701,616)	$(288,354)	$(33,896)	$(22,672)	$(70,251)	$(121,792)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,966	$(1,242)	$(719)	$(5,962)	$1,745	$(146)	$1,041	$13,033	$(5,812)	$(50,132)
Net realized gain (loss) on security transactions	20,713	(773)	(339)	5,215	(23)	54	19,811	—	12,963	80,905
Net realized gain distributions	89,576	39,038	23,810	252,274	—	—	41,190	—	152,273	802,526
Change in unrealized appreciation (depreciation) during the period	(233,882)	(140,935)	(87,056)	(668,061)	(6,610)	173	(156,135)	—	(638,224)	(2,769,794)
Net increase (decrease) in net assets resulting from operations	(119,627)	(103,912)	(64,304)	(416,534)	(4,888)	81	(94,093)	13,033	(478,800)	(1,936,495)

Unit transactions:
Purchases	—	—	—	44,350	—	700	—	125,529	—	9,571
Net transfers	(77,609)	(2,753)	(33,654)	(7,005)	129,278	100,908	—	4,986,464	(6,708)	17,578
Surrenders for benefit payments and fees	(824)	(2,515)	(14)	(69,645)	(10)	(3,429)	(59,230)	(3,552,268)	(22,560)	(310,533)
Other transactions	—	—	—	3	—	—	—	133	—	11
Death benefits	(97,501)	—	(31,373)	(67,103)	—	—	(12)	(600,760)	—	(161,672)
Net annuity transactions	(3,269)	—	(3,052)	(5,022)	—	—	(1,414)	(78,520)	(6,595)	(3,892)
Net increase (decrease) in net assets resulting from unit transactions	(179,203)	(5,268)	(68,093)	(104,422)	129,268	98,179	(60,656)	880,578	(35,863)	(448,937)
Net increase (decrease) in net assets	(298,830)	(109,180)	(132,397)	(520,956)	124,380	98,260	(154,749)	893,611	(514,663)	(2,385,432)

Net assets:
Beginning of period	785,646	366,889	268,264	1,979,118	—	—	511,706	8,605,249	1,678,466	5,344,050
End of period	$486,816	$257,709	$135,867	$1,458,162	$124,380	$98,260	$356,957	$9,498,860	$1,163,803	$2,958,618

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,240	$64,992	$(814)	$14,157	$58,411	$(75,972)	$185,902	$328,631	$(63,380)	$81,836
Net realized gain (loss) on security transactions	(2,939)	(39,165)	—	(11,754)	(26,813)	(8,367)	893,885	(559,424)	(71,980)	444,719
Net realized gain distributions	—	—	—	16,393	2,230,408	753,445	5,991,590	248,923	1,721,644	3,248,614
Change in unrealized appreciation (depreciation) during the period	(48,776)	(230,099)	—	(139,229)	(3,870,249)	(3,206,331)	(15,133,597)	(3,781,050)	(4,300,338)	(7,223,309)
Net increase (decrease) in net assets resulting from operations	(49,475)	(204,272)	(814)	(120,433)	(1,608,243)	(2,537,225)	(8,062,220)	(3,762,920)	(2,714,054)	(3,448,140)

Unit transactions:
Purchases	—	—	—	3,412	12,303	9,587	163,427	71,942	42,597	393,730
Net transfers	(5,552)	(56,074)	4,341	(1,244)	16,755	(12,632)	(404,743)	(721,020)	(694,377)	203,086
Surrenders for benefit payments and fees	(8,826)	(74,032)	(13,285)	(33,384)	(416,391)	(348,984)	(3,116,774)	(1,694,063)	(983,316)	(2,384,765)
Other transactions	—	—	7	—	—	(1)	(93)	6	(10)	436
Death benefits	13,558	(65,818)	(11,595)	(79,185)	(301,838)	(163,242)	(1,488,583)	(442,783)	(116,891)	(729,867)
Net annuity transactions	(23)	(204)	—	—	(1,155)	—	(86,240)	18,207	21,858	(20,586)
Net increase (decrease) in net assets resulting from unit transactions	(843)	(196,128)	(20,532)	(110,401)	(690,326)	(515,272)	(4,933,006)	(2,767,711)	(1,730,139)	(2,537,966)
Net increase (decrease) in net assets	(50,318)	(400,400)	(21,346)	(230,834)	(2,298,569)	(3,052,497)	(12,995,226)	(6,530,631)	(4,444,193)	(5,986,106)

Net assets:
Beginning of period	370,749	1,668,993	585,238	1,192,640	10,987,075	8,283,443	56,561,202	25,116,898	16,124,783	34,597,200
End of period	$320,431	$1,268,593	$563,892	$961,806	$8,688,506	$5,230,946	$43,565,976	$18,586,267	$11,680,590	$28,611,094

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,247,282)	$37,472	$(119,438)	$(175,057)	$(479,209)	$8,030	$(386)	$(2,534)	$(3,975)	$(32,697)
Net realized gain (loss) on security transactions	4,135,698	323,085	(359,849)	(45,615)	656,997	224,251	(903)	1,012	2,327	88,132
Net realized gain distributions	17,786,991	2,825,684	3,352,038	—	5,853,667	457,109	23,875	79,090	336,108	379,982
Change in unrealized appreciation (depreciation) during the period	(99,274,782)	(7,163,088)	(10,347,515)	(30,871)	(19,906,467)	(1,041,365)	(51,565)	(167,825)	(822,793)	(1,856,915)
Net increase (decrease) in net assets resulting from operations	(78,599,375)	(3,976,847)	(7,474,764)	(251,543)	(13,875,012)	(351,975)	(28,979)	(90,257)	(488,333)	(1,421,498)

Unit transactions:
Purchases	1,243,956	78,728	367,137	59,550	248,263	168,839	—	—	—	82,259
Net transfers	(3,990,244)	(196,481)	(150,548)	(809,925)	(632,599)	(142,092)	(426)	22,445	8,530	(6,679)
Surrenders for benefit payments and fees	(20,806,020)	(1,322,498)	(1,337,958)	(1,306,788)	(2,185,745)	(235,146)	(2)	(3,528)	(7,939)	(162,621)
Other transactions	4,513	(881)	(100)	(43)	(478)	(17)	—	—	—	1
Death benefits	(5,515,532)	(292,423)	(635,161)	(359,023)	(635,036)	(216,137)	—	—	—	(88,523)
Net annuity transactions	(1,112,089)	(14,382)	76,690	29,076	32,136	5,022	(1,571)	(872)	(7,705)	(23,508)
Net increase (decrease) in net assets resulting from unit transactions	(30,175,416)	(1,747,937)	(1,679,940)	(2,387,153)	(3,173,459)	(419,531)	(1,999)	18,045	(7,114)	(199,071)
Net increase (decrease) in net assets	(108,774,791)	(5,724,784)	(9,154,704)	(2,638,696)	(17,048,471)	(771,506)	(30,978)	(72,212)	(495,447)	(1,620,569)

Net assets:
Beginning of period	401,183,902	21,023,908	29,956,135	17,354,151	47,773,657	5,333,017	111,082	652,461	1,222,378	4,500,892
End of period	$292,409,111	$15,299,124	$20,801,431	$14,715,455	$30,725,186	$4,561,511	$80,104	$580,249	$726,931	$2,880,323

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,827	$6,109	$47,870	$1,025	$2,368	$5,403	$(8,174)	$664	$5,107	$(11,355)
Net realized gain (loss) on security transactions	(4,902)	(1,043)	719,298	(5,929)	(1,405)	(11,910)	(1,642)	(194)	8,654	6,810
Net realized gain distributions	—	1,969	1,913,718	—	180,088	—	353,441	—	—	170,267
Change in unrealized appreciation (depreciation) during the period	(58,124)	(38,746)	(12,681,240)	(881)	(441,546)	(45,812)	(1,096,700)	(1,807)	9,602	(472,867)
Net increase (decrease) in net assets resulting from operations	(47,199)	(31,711)	(10,000,354)	(5,785)	(260,495)	(52,319)	(753,075)	(1,337)	23,363	(307,145)

Unit transactions:
Purchases	—	—	605,502	—	—	231	—	—	—	—
Net transfers	1,000	(1,064)	(943,783)	—	(501)	(4,970)	(2,173)	—	47,912	393
Surrenders for benefit payments and fees	(26,785)	(3,079)	(2,935,512)	(61,465)	(3,056)	(41,327)	(1,335)	(1)	(3,776)	(23,148)
Other transactions	1	—	(1,697)	—	—	(1)	—	—	(6,469)	2
Death benefits	(23)	—	(992,404)	—	—	—	—	—	—	(3,376)
Net annuity transactions	470	(147)	(34,850)	(678)	(374)	8,362	(2,063)	(193)	(13,729)	(1,521)
Net increase (decrease) in net assets resulting from unit transactions	(25,337)	(4,290)	(4,302,744)	(62,143)	(3,931)	(37,705)	(5,571)	(194)	23,938	(27,650)
Net increase (decrease) in net assets	(72,536)	(36,001)	(14,303,098)	(67,928)	(264,426)	(90,024)	(758,646)	(1,531)	47,301	(334,795)

Net assets:
Beginning of period	417,260	226,234	53,272,633	100,979	1,311,403	336,623	2,402,700	18,112	357,665	1,700,677
End of period	$344,724	$190,233	$38,969,535	$33,051	$1,046,977	$246,599	$1,644,054	$16,581	$404,966	$1,365,882

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$181	$(19,711)	$(2,326)	$(1,792)	$8,046	$(634)	$(22)
Net realized gain (loss) on security transactions	(1,112)	47,942	(4,352)	(117)	634	5,412	2,664
Net realized gain distributions	—	234,414	174,493	24,798	14,139	—	53,268
Change in unrealized appreciation (depreciation) during the period	(212)	(964,261)	(456,169)	(56,785)	(45,491)	(75,029)	(177,702)
Net increase (decrease) in net assets resulting from operations	(1,143)	(701,616)	(288,354)	(33,896)	(22,672)	(70,251)	(121,792)

Unit transactions:
Purchases	—	9,080	—	—	—	—	—
Net transfers	—	2,836	(15,137)	—	107,601	(26,732)	8,354
Surrenders for benefit payments and fees	(133)	(170,710)	(33)	(1,714)	(1,079)	(14)	(1,891)
Other transactions	—	—	—	—	—	(828)	—
Death benefits	(1,948)	(31,104)	—	(7,774)	—	—	—
Net annuity transactions	—	(2,344)	(5,264)	(1,297)	(6,694)	(10,918)	(186)
Net increase (decrease) in net assets resulting from unit transactions	(2,081)	(192,242)	(20,434)	(10,785)	99,828	(38,492)	6,277
Net increase (decrease) in net assets	(3,224)	(893,858)	(308,788)	(44,681)	77,156	(108,743)	(115,515)

Net assets:
Beginning of period	11,249	2,121,771	759,881	157,024	329,765	298,430	650,021
End of period	$8,025	$1,227,913	$451,093	$112,343	$406,921	$189,687	$534,506

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 29, 2022.
(3) Funded as of November 21, 2022.
(4) Formerly Invesco V.I. International Growth Fund. Change effective April 29, 2022.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Omega Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,978	$(1,404)	$(1,111)	$(12,250)	$(543)	$(106,676)	$(7,162)	$(74,901)	$10,704	$59,656
Net realized gain (loss) on security transactions	10,906	5,935	3,387	38,544	22,270	—	100,069	276,839	(15,396)	(6,690)
Net realized gain distributions	32,820	32,993	22,619	40,670	34,606	—	109,512	552,919	—	—
Change in unrealized appreciation (depreciation) during the period	55,863	(12,038)	(8,256)	357,137	(34,706)	—	198,529	(82,767)	(14,833)	4,734
Net increase (decrease) in net assets resulting from operations	101,567	25,486	16,639	424,101	21,627	(106,676)	400,948	672,090	(19,525)	57,700

Unit transactions:
Purchases	—	—	—	2,300	—	45,968	—	1,795	112	—
Net transfers	14,058	100,918	31,847	88,648	43,430	2,744,609	(93,389)	(3,757)	(364,451)	84,950
Surrenders for benefit payments and fees	(469)	(8,398)	(12,296)	(137,627)	(36,673)	(1,989,294)	(1,027)	(444,866)	(11,114)	(73,083)
Other transactions	—	—	—	9	—	2	—	17	—	—
Death benefits	—	—	—	(82,850)	—	(254,224)	—	(130,083)	(8,626)	(15,911)
Net annuity transactions	(3,878)	—	(4,075)	(15,448)	(1,898)	(7,024)	(45,430)	(389)	(27)	(243)
Net increase (decrease) in net assets resulting from unit transactions	9,711	92,520	15,476	(144,968)	4,859	540,037	(139,846)	(577,283)	(384,106)	(4,287)
Net increase (decrease) in net assets	111,278	118,006	32,115	279,133	26,486	433,361	261,102	94,807	(403,631)	53,413

Net assets:
Beginning of period	674,368	248,883	236,149	1,699,985	485,220	8,171,888	1,417,364	5,249,243	774,380	1,615,580
End of period	$785,646	$366,889	$268,264	$1,979,118	$511,706	$8,605,249	$1,678,466	$5,344,050	$370,749	$1,668,993

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,924)	$14,549	$57,288	$(112,713)	$(218,546)	$258,761	$(147,462)	$(32,047)	$(3,108,384)	$(82,299)
Net realized gain (loss) on security transactions	—	1,843	266,784	391,987	2,158,102	5,068	437,364	719,430	11,410,606	907,175
Net realized gain distributions	—	10,480	—	603,236	2,968,555	631,787	1,387,284	1,585,518	16,060,227	—
Change in unrealized appreciation (depreciation) during the period	—	(59,952)	1,377,563	(759,236)	4,335,339	(1,532,663)	294,039	6,106,044	57,724,495	508,553
Net increase (decrease) in net assets resulting from operations	(7,924)	(33,080)	1,701,635	123,274	9,243,450	(637,047)	1,971,225	8,378,945	82,086,944	1,333,429

Unit transactions:
Purchases	16,212	272	98,001	6,166	316,014	200,116	54,163	114,865	1,656,382	93,930
Net transfers	(17,549)	40,872	(128,795)	65,271	(525,748)	625,123	(288,801)	135,593	(8,127,390)	(74,468)
Surrenders for benefit payments and fees	(14,120)	(23,336)	(662,854)	(588,407)	(4,749,590)	(1,967,703)	(864,753)	(2,453,010)	(32,963,053)	(1,759,775)
Other transactions	69	—	(169)	(572)	(68)	(224)	624	116	(3,268)	(68)
Death benefits	(44,457)	(12,083)	(479,965)	(432,361)	(1,682,972)	(425,082)	(215,772)	(606,974)	(6,943,762)	(271,082)
Net annuity transactions	—	—	(1,333)	—	(158,384)	(117,106)	52,548	25,517	(190,054)	(61,910)
Net increase (decrease) in net assets resulting from unit transactions	(59,845)	5,725	(1,175,115)	(949,903)	(6,800,748)	(1,684,876)	(1,261,991)	(2,783,893)	(46,571,145)	(2,073,373)
Net increase (decrease) in net assets	(67,769)	(27,355)	526,520	(826,629)	2,442,702	(2,321,923)	709,234	5,595,052	35,515,799	(739,944)

Net assets:
Beginning of period	653,007	1,219,995	10,460,555	9,110,072	54,118,500	27,438,821	15,415,549	29,002,148	365,668,103	21,763,852
End of period	$585,238	$1,192,640	$10,987,075	$8,283,443	$56,561,202	$25,116,898	$16,124,783	$34,597,200	$401,183,902	$21,023,908

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(425,470)	$(113,060)	$(689,976)	$(11,538)	$(651)	$(1,412)	$(5,317)	$(41,844)	$17,268	$5,623
Net realized gain (loss) on security transactions	580,757	(4,452)	2,677,651	235,545	4,167	26,818	11,531	162,478	(4,453)	8,566
Net realized gain distributions	4,813,412	—	3,955,795	178,625	11,161	62,864	112,290	576,858	—	9,383
Change in unrealized appreciation (depreciation) during the period	(2,539,626)	(155,799)	(4,565,084)	630,257	(29,235)	(20,699)	32,361	132,242	(2,175)	(23,171)
Net increase (decrease) in net assets resulting from operations	2,429,073	(273,311)	1,378,386	1,032,889	(14,558)	67,571	150,865	829,734	10,640	401

Unit transactions:
Purchases	101,303	48,232	165,493	43,148	—	—	—	1,100	—	—
Net transfers	177,982	491,869	(113,632)	159,141	(9,354)	(44,051)	(4,192)	27,106	(58,039)	(215,852)
Surrenders for benefit payments and fees	(1,689,879)	(1,151,180)	(3,623,857)	(390,961)	(308)	(127)	(1,907)	(94,447)	(14,527)	(9,926)
Other transactions	15	58	(409)	5	—	—	—	9	—	—
Death benefits	(429,778)	(303,800)	(799,740)	(57,465)	—	—	—	(50,159)	(11,205)	—
Net annuity transactions	(68,758)	(112,934)	(78,087)	54,688	(2,353)	(1,004)	(11,732)	(60,553)	(1,337)	(180)
Net increase (decrease) in net assets resulting from unit transactions	(1,909,115)	(1,027,755)	(4,450,232)	(191,444)	(12,015)	(45,182)	(17,831)	(176,944)	(85,108)	(225,958)
Net increase (decrease) in net assets	519,958	(1,301,066)	(3,071,846)	841,445	(26,573)	22,389	133,034	652,790	(74,468)	(225,557)

Net assets:
Beginning of period	29,436,177	18,655,217	50,845,503	4,491,572	137,655	630,072	1,089,344	3,848,102	491,728	451,791
End of period	$29,956,135	$17,354,151	$47,773,657	$5,333,017	$111,082	$652,461	$1,222,378	$4,500,892	$417,260	$226,234

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(9,294)	$2,176	$(1,396)	$3,558	$(10,933)	$879	$(12)	$(13,461)	$(94)	$(31,283)
Net realized gain (loss) on security transactions	1,168,528	(24)	793	496	24,069	(104)	1,973	57,119	(4,822)	81,752
Net realized gain distributions	3,590,338	—	82,974	—	331,990	—	—	151,084	—	244,053
Change in unrealized appreciation (depreciation) during the period	6,905,714	(1,849)	178,592	21,632	(176,480)	(1,631)	42,401	25,828	6,644	(160,177)
Net increase (decrease) in net assets resulting from operations	11,655,286	303	260,963	25,686	168,646	(856)	44,362	220,570	1,728	134,345

Unit transactions:
Purchases	167,959	—	—	395	—	—	—	—	—	695
Net transfers	565,073	—	124,211	2,427	(9,282)	—	81,097	(5,077)	—	(5,768)
Surrenders for benefit payments and fees	(2,938,488)	(1,280)	(1,718)	(21,782)	(2,759)	(2)	(1,668)	(90,567)	(2)	(99,044)
Other transactions	(936)	—	—	1	—	—	—	1	—	2
Death benefits	(647,517)	—	—	(15,853)	—	—	—	(62,904)	(10,475)	(42,787)
Net annuity transactions	(115,319)	(750)	(431)	8,683	(2,908)	(238)	(17,272)	(1,714)	—	(14,993)
Net increase (decrease) in net assets resulting from unit transactions	(2,969,228)	(2,030)	122,062	(26,129)	(14,949)	(240)	62,157	(160,261)	(10,477)	(161,895)
Net increase (decrease) in net assets	8,686,058	(1,727)	383,025	(443)	153,697	(1,096)	106,519	60,309	(8,749)	(27,550)

Net assets:
Beginning of period	44,586,575	102,706	928,378	337,066	2,249,003	19,208	251,146	1,640,368	19,998	2,149,321
End of period	$53,272,633	$100,979	$1,311,403	$336,623	$2,402,700	$18,112	$357,665	$1,700,677	$11,249	$2,121,771

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,850)	$(1,881)	$4,818	$1,515	$(328)
Net realized gain (loss) on security transactions	49,122	1,494	4,186	7,060	1,322
Net realized gain distributions	59,673	6,743	—	—	11,705
Change in unrealized appreciation (depreciation) during the period	(151,365)	21,536	36,163	(34,814)	105,202
Net increase (decrease) in net assets resulting from operations	(46,420)	27,892	45,167	(26,239)	117,901

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	(53,322)	12,000	81,742	35,495	31,868
Surrenders for benefit payments and fees	(34)	(2,412)	(1,741)	(1,350)	(2,567)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	(8,432)	(1,520)	(7,163)	(14,175)	(222)
Net increase (decrease) in net assets resulting from unit transactions	(61,788)	8,068	72,838	19,970	29,079
Net increase (decrease) in net assets	(108,208)	35,960	118,005	(6,269)	146,980

Net assets:
Beginning of period	868,089	121,064	211,760	304,699	503,041
End of period	$759,881	$157,024	$329,765	$298,430	$650,021

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund (Formerly Invesco V.I. International Growth Fund), Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Omega Growth Fund, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery Fund, Allspring VT Opportunity Fund, Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$102,279	$187,940
American Century VP Capital Appreciation Fund	$39,037	$6,509
AB VPS Sustainable International Thematic Portfolio+	$24,629	$69,629
Invesco V.I. Core Equity Fund	$272,479	$130,589
Invesco V.I. Government Securities Fund	$131,889	$876
Invesco V.I. High Yield Fund	$101,593	$3,560
Invesco V.I. EQV International Equity Fund+	$47,647	$66,072
Invesco V.I. Government Money Market Fund	$8,243,245	$7,349,643
AB VPS Large Cap Growth Portfolio	$159,346	$48,748
Allspring VT Omega Growth Fund	$824,444	$520,987
Federated Hermes Fund for U.S. Government Securities II	$21,819	$20,422
Federated Hermes High Income Bond Fund II	$93,644	$224,779
Federated Hermes Government Money Fund II	$43,666	$65,011
Federated Hermes Quality Bond Fund II	$61,291	$141,143
Federated Hermes Managed Volatility Fund II	$2,555,335	$956,841
Federated Hermes Kaufmann Fund II	$842,152	$679,951
Hartford Balanced HLS Fund	$7,070,623	$5,826,134
Hartford Total Return Bond HLS Fund	$1,173,290	$3,363,452
Hartford Capital Appreciation HLS Fund	$3,706,101	$3,777,976
Hartford Dividend and Growth HLS Fund	$4,713,994	$3,921,515
Hartford Disciplined Equity HLS Fund	$21,468,769	$35,104,474
Hartford International Opportunities HLS Fund	$3,241,800	$2,126,581
Hartford MidCap HLS Fund	$3,808,614	$2,255,953
Hartford Ultrashort Bond HLS Fund	$621,101	$3,183,312
Hartford SmallCap Growth HLS Fund	$8,026,314	$5,825,315
Hartford Stock HLS Fund	$651,840	$606,232
VY® JPMorgan Emerging Markets Equity Portfolio	$24,111	$2,621
Invesco V.I. Health Care Fund	$106,802	$12,200
Invesco V.I. Technology Fund	$357,643	$32,625
MFS® Growth Series	$387,232	$239,019
MFS® High Yield Portfolio	$21,266	$30,776
MFS® Income Portfolio	$10,191	$6,403
BlackRock S&P 500 Index V.I. Fund	$3,287,729	$5,628,885
Neuberger Berman AMT Short Duration Bond Portfolio	$1,453	$62,572
Pioneer Fund VCT Portfolio	$192,751	$14,226
DWS CROCI® International VIP	$12,614	$44,916
Pioneer Select Mid Cap Growth VCT Portfolio	$353,532	$13,837
VanEck VIP Emerging Markets Bond Fund	$983	$513
VanEck VIP Global Resources Fund	$90,798	$61,752
Allspring VT Index Asset Allocation Fund	$179,533	$48,270
Allspring VT International Equity Fund	$297	$2,197
Allspring VT Small Cap Growth Fund	$237,318	$214,857
Allspring VT Discovery Fund	$175,871	$24,137
Allspring VT Opportunity Fund	$24,811	$12,590
Voya Global High Dividend Low Volatility Portfolio	$157,102	$35,089
NVIT Emerging Markets Fund	$31,343	$70,469
Neuberger Berman AMT Sustainable Equity Portfolio	$75,181	$15,658

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	133	3,740	(3,607)
American Century VP Capital Appreciation Fund	—	80	(80)
AB VPS Sustainable International Thematic Portfolio+	69	5,069	(5,000)
Invesco V.I. Core Equity Fund	273	4,079	(3,806)
Invesco V.I. Government Securities Fund	13,719	1	13,718
Invesco V.I. High Yield Fund	11,018	366	10,652
Invesco V.I. EQV International Equity Fund+	18	2,587	(2,569)
Invesco V.I. Government Money Market Fund	871,062	781,241	89,821
AB VPS Large Cap Growth Portfolio	68	384	(316)
Allspring VT Omega Growth Fund	2,108	12,329	(10,221)
Federated Hermes Fund for U.S. Government Securities II	1,023	948	75
Federated Hermes High Income Bond Fund II	497	7,400	(6,903)
Federated Hermes Government Money Fund II	3,508	5,505	(1,997)
Federated Hermes Quality Bond Fund II	934	6,772	(5,838)
Federated Hermes Managed Volatility Fund II	7,778	46,446	(38,668)
Federated Hermes Kaufmann Fund II	3,077	20,257	(17,180)
Hartford Balanced HLS Fund	60,181	574,774	(514,593)
Hartford Total Return Bond HLS Fund	90,468	779,911	(689,443)
Hartford Capital Appreciation HLS Fund	310,046	640,745	(330,699)
Hartford Dividend and Growth HLS Fund	206,836	716,445	(509,609)
Hartford Disciplined Equity HLS Fund	28,120	433,859	(405,739)
Hartford International Opportunities HLS Fund	76,586	578,244	(501,658)
Hartford MidCap HLS Fund	44,633	205,610	(160,977)
Hartford Ultrashort Bond HLS Fund	427,270	1,302,293	(875,023)
Hartford SmallCap Growth HLS Fund	26,383	66,581	(40,198)
Hartford Stock HLS Fund	27,973	119,575	(91,602)
VY® JPMorgan Emerging Markets Equity Portfolio	11	91	(80)
Invesco V.I. Health Care Fund	383	140	243
Invesco V.I. Technology Fund	457	550	(93)
MFS® Growth Series	197	4,000	(3,803)
MFS® High Yield Portfolio	219	2,231	(2,012)
MFS® Income Portfolio	102	445	(343)
BlackRock S&P 500 Index V.I. Fund	62,095	353,365	(291,270)
Neuberger Berman AMT Short Duration Bond Portfolio	9	3,864	(3,855)
Pioneer Fund VCT Portfolio	119	219	(100)
DWS CROCI® International VIP	700	3,034	(2,334)
Pioneer Select Mid Cap Growth VCT Portfolio	5	86	(81)
VanEck VIP Emerging Markets Bond Fund	12	21	(9)
VanEck VIP Global Resources Fund	2,331	1,777	554
Allspring VT Index Asset Allocation Fund	20	986	(966)
Allspring VT International Equity Fund		123	(123)
Allspring VT Small Cap Growth Fund	76	3,247	(3,171)
Allspring VT Discovery Fund	16	252	(236)
Allspring VT Opportunity Fund	2	365	(363)
Voya Global High Dividend Low Volatility Portfolio	8,785	2,296	6,489
NVIT Emerging Markets Fund	2,276	5,402	(3,126)
Neuberger Berman AMT Sustainable Equity Portfolio	1,417	908	509

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	1,100	944	156
American Century VP Capital Appreciation Fund	1,475	391	1,084
AB VPS International Growth Portfolio	2,159	1,295	864
Invesco V.I. Core Equity Fund	2,149	8,487	(6,338)
Invesco V.I. International Growth Fund	1,647	1,458	189
Invesco V.I. Government Money Market Fund	548,317	487,514	60,803
AB VPS Large Cap Growth Portfolio	864	1,901	(1,037)
Allspring VT Omega Growth Fund	1,224	12,185	(10,961)
Federated Hermes Fund for U.S. Government Securities II	4,018	20,149	(16,131)
Federated Hermes High Income Bond Fund II	2,595	3,646	(1,051)
Federated Hermes Government Money Fund II	403	6,134	(5,731)
Federated Hermes Quality Bond Fund II	2,428	2,167	261
Federated Hermes Managed Volatility Fund II	3,887	65,003	(61,116)
Federated Hermes Kaufmann Fund II	1,490	24,312	(22,822)
Hartford Balanced HLS Fund	61,664	728,785	(667,121)
Hartford Total Return Bond HLS Fund	280,411	651,084	(370,673)
Hartford Capital Appreciation HLS Fund	139,679	342,548	(202,869)
Hartford Dividend and Growth HLS Fund	215,144	798,804	(583,660)
Hartford Disciplined Equity HLS Fund	35,789	614,273	(578,484)
Hartford International Opportunities HLS Fund	101,197	613,050	(511,853)
Hartford MidCap HLS Fund	53,003	202,898	(149,895)
Hartford Ultrashort Bond HLS Fund	492,799	1,016,059	(523,260)
Hartford SmallCap Growth HLS Fund	15,168	60,680	(45,512)
Hartford Stock HLS Fund	84,275	125,260	(40,985)
VY® JPMorgan Emerging Markets Equity Portfolio	611	1,011	(400)
Invesco V.I. Health Care Fund	552	1,183	(631)
Invesco V.I. Technology Fund	140	406	(266)
MFS® Growth Series	765	4,169	(3,404)
MFS® High Yield Portfolio	2,840	8,772	(5,932)
MFS® Income Portfolio	151	16,340	(16,189)
BlackRock S&P 500 Index V.I. Fund	94,695	287,396	(192,701)
Neuberger Berman AMT Short Duration Bond Portfolio	8	126	(118)
Pioneer Fund VCT Portfolio	2,631	97	2,534
DWS CROCI® International VIP	619	1,891	(1,272)
Pioneer Select Mid Cap Growth VCT Portfolio	832	1,019	(187)
VanEck VIP Emerging Markets Bond Fund	11	21	(10)
VanEck VIP Global Resources Fund	2,634	738	1,896
Allspring VT Index Asset Allocation Fund	1,037	6,451	(5,414)
Allspring VT International Equity Fund	—	601	(601)
Allspring VT Small Cap Growth Fund	130	2,402	(2,272)
Allspring VT Discovery Fund	612	1,076	(464)
Allspring VT Opportunity Fund	339	117	222
Voya Global High Dividend Low Volatility Portfolio	6,950	2,093	4,857
NVIT Emerging Markets Fund	2,850	1,574	1,276
Neuberger Berman AMT Sustainable Equity Portfolio	2,107	189	1,918

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2022	10,958	$44.426165	to	$44.426165	$486,816	0.45%	to	0.45%	1.18%	to	1.18%	(17.64)%	to	(17.64)%
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
2019	15,001	$41.779788	to	$41.779788	$626,745	0.45%	to	0.45%	1.55%	to	1.55%	19.31%	to	19.31%
2018	15,023	$35.016715	to	$35.016715	$526,044	0.45%	to	0.45%	1.37%	to	1.37%	(4.26)%	to	(4.26)%
American Century VP Capital Appreciation Fund
2022	4,268	$60.386447	to	$60.386447	$257,709	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	3,143	$53.768143	to	$53.768143	$168,998	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	3,003	$39.841347	to	$39.841347	$119,638	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
AB VPS Sustainable International Thematic Portfolio+
2022	11,825	$11.489717	to	$11.489717	$135,867	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
2019	17,001	$11.437596	to	$11.437596	$194,446	0.45%	to	0.45%	0.55%	to	0.55%	26.95%	to	26.95%
2018	19,944	$9.009225	to	$9.009225	$179,680	0.45%	to	0.45%	0.48%	to	0.48%	(17.78)%	to	(17.78)%
Invesco V.I. Core Equity Fund
2022	57,232	$24.021246	to	$45.686282	$1,458,162	0.45%	to	1.40%	0.92%	to	0.93%	(21.65)%	to	(20.90)%
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
2019	77,373	$21.680276	to	$40.075446	$1,748,053	0.45%	to	1.40%	0.92%	to	0.97%	27.17%	to	28.39%
2018	90,432	$17.047789	to	$31.214866	$1,599,272	0.45%	to	1.40%	0.89%	to	0.89%	(10.66)%	to	(9.80)%
Invesco V.I. Government Securities Fund
2022♦	13,718	$9.029241	to	$9.067193	$124,380	1.35%	to	1.85%	2.06%	to	2.07%	(9.71)%	to	(9.33)%
Invesco V.I. High Yield Fund
2022♦	10,652	$9.224917	to	$9.224917	$98,260	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. EQV International Equity Fund+
2022	16,595	$21.509631	to	$21.509631	$356,957	1.40%	to	1.40%	1.67%	to	1.67%	(19.44)%	to	(19.44)%
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
2019	24,570	$22.748095	to	$22.748095	$558,938	1.40%	to	1.40%	1.59%	to	1.59%	26.79%	to	26.79%
2018	26,038	$17.942000	to	$17.942000	$467,174	1.40%	to	1.40%	1.97%	to	1.97%	(16.16)%	to	(16.16)%
Invesco V.I. Government Money Market Fund
2022	1,014,921	$8.880265	to	$10.156088	$9,498,860	0.45%	to	1.85%	1.59%	to	1.62%	(0.40)%	to	1.00%
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
2019	845,919	$9.224586	to	$10.116003	$8,084,608	0.45%	to	1.85%	1.89%	to	2.08%	0.03%	to	1.44%
2018	1,131,869	$9.221846	to	$9.972408	$10,748,994	0.45%	to	1.85%	1.60%	to	1.73%	(0.31)%	to	1.09%
AB VPS Large Cap Growth Portfolio
2022	11,989	$97.075303	to	$97.075303	$1,163,803	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	15,037	$78.764595	to	$78.764595	$1,184,380	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	16,339	$58.739089	to	$58.739089	$959,740	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
Allspring VT Omega Growth Fund
2022	86,233	$34.309470	to	$34.309470	$2,958,618	1.40%	to	1.40%	—%	to	—%	(38.07)%	to	(38.07)%
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
2019	119,439	$34.610615	to	$34.610615	$4,133,843	1.40%	to	1.40%	—%	to	—%	35.14%	to	35.14%
2018	136,402	$25.610558	to	$25.610558	$3,493,337	1.40%	to	1.40%	—%	to	—%	(1.12)%	to	(1.12)%
Federated Hermes Fund for U.S. Government Securities II
2022	21,345	$14.180426	to	$20.414032	$320,431	0.45%	to	1.40%	1.89%	to	1.96%	(13.76)%	to	(12.94)%
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
2019	19,604	$16.408594	to	$22.957844	$337,394	0.45%	to	1.40%	2.04%	to	2.45%	4.43%	to	5.42%
2018	21,448	$15.713102	to	$21.776910	$348,548	0.45%	to	1.40%	2.42%	to	3.98%	(0.94)%	to	—%
Federated Hermes High Income Bond Fund II
2022	48,414	$24.120085	to	$38.601638	$1,268,593	0.45%	to	1.40%	5.81%	to	6.36%	(13.01)%	to	(12.18)%
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
2019	66,258	$25.755522	to	$40.060880	$1,830,103	0.45%	to	1.40%	5.82%	to	6.01%	12.95%	to	14.03%
2018	69,648	$22.802154	to	$35.131997	$1,691,650	0.45%	to	1.40%	8.23%	to	9.64%	(4.63)%	to	(3.72)%
Federated Hermes Government Money Fund II
2022	53,339	$7.248795	to	$10.761903	$563,892	1.20%	to	1.40%	1.14%	to	1.16%	(0.25)%	to	(0.05)%
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
2019	58,851	$7.457804	to	$11.005977	$634,848	1.20%	to	1.40%	1.62%	to	1.84%	0.23%	to	0.43%
2018	61,670	$7.440688	to	$10.958779	$662,525	1.20%	to	1.40%	1.23%	to	1.25%	(0.16)%	to	0.04%
Federated Hermes Quality Bond Fund II
2022	52,147	$17.998850	to	$18.828676	$961,806	1.20%	to	1.40%	2.59%	to	2.73%	(10.54)%	to	(10.36)%
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
2019	59,035	$19.407327	to	$20.180626	$1,168,303	1.20%	to	1.40%	2.86%	to	2.86%	7.92%	to	8.14%
2018	57,547	$17.982715	to	$18.661911	$1,054,596	1.20%	to	1.40%	3.07%	to	3.11%	(1.97)%	to	(1.78)%
Federated Hermes Managed Volatility Fund II
2022	492,924	$16.986573	to	$32.735088	$8,688,506	0.45%	to	1.40%	1.88%	to	1.91%	(14.95)%	to	(14.14)%
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
2019	643,309	$17.172190	to	$32.163028	$11,386,425	0.45%	to	1.40%	2.07%	to	2.11%	18.56%	to	19.69%
2018	718,352	$14.484222	to	$26.872285	$10,697,119	0.45%	to	1.40%	2.31%	to	2.59%	(9.77)%	to	(8.90)%
Federated Hermes Kaufmann Fund II
2022	184,362	$27.916741	to	$28.651888	$5,230,946	1.20%	to	1.40%	—%	to	—%	(31.06)%	to	(30.93)%
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
2019	239,516	$31.543829	to	$32.180772	$7,647,355	1.20%	to	1.40%	—%	to	—%	31.33%	to	31.59%
2018	259,649	$24.019149	to	$24.455267	$6,305,428	1.20%	to	1.40%	—%	to	—%	2.90%	to	3.10%
Hartford Balanced HLS Fund
2022	4,746,013	$23.819508	to	$29.906792	$43,565,976	1.25%	to	1.85%	1.74%	to	1.78%	(15.01)%	to	(14.50)%
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%
2019	6,544,294	$21.778707	to	$26.856544	$54,321,091	1.25%	to	1.85%	1.86%	to	1.88%	20.55%	to	21.27%
2018	7,466,556	$18.066616	to	$22.145722	$51,107,139	1.25%	to	1.85%	1.74%	to	1.80%	(6.98)%	to	(6.42)%

Hartford Total Return Bond HLS Fund
2022	4,749,374	$15.983654	to	$18.338821	$18,586,267	1.25%	to	1.85%	2.92%	to	2.95%	(15.79)%	to	(15.28)%
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
2019	4,416,336	$18.237099	to	$20.550906	$19,740,564	1.25%	to	1.85%	3.90%	to	3.91%	8.62%	to	9.28%
2018	4,767,465	$16.789305	to	$18.806271	$19,531,452	1.25%	to	1.85%	3.74%	to	3.76%	(2.63)%	to	(2.04)%
Hartford Capital Appreciation HLS Fund
2022	2,112,954	$5.040284	to	$5.680466	$11,680,590	1.25%	to	1.85%	0.74%	to	0.93%	(16.85)%	to	(16.35)%
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
2019	2,852,290	$4.495936	to	$4.976588	$13,838,647	1.25%	to	1.85%	1.17%	to	1.19%	28.88%	to	29.65%
2018	3,226,812	$3.488601	to	$3.838468	$12,093,770	1.25%	to	1.85%	0.87%	to	0.88%	(8.66)%	to	(8.11)%
Hartford Dividend and Growth HLS Fund
2022	5,870,086	$4.267473	to	$12.014369	$28,611,094	1.25%	to	1.85%	1.62%	to	1.68%	(10.60)%	to	(10.07)%
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
2019	3,245,092	$3.482290	to	$9.628925	$12,706,398	1.25%	to	1.85%	1.80%	to	1.81%	26.25%	to	27.01%
2018	3,505,926	$2.758309	to	$3.205920	$10,816,261	1.15%	to	1.85%	0.13%	to	1.87%	(7.06)%	to	(6.40)%
Hartford Disciplined Equity HLS Fund
2022	4,014,905	$22.050604	to	$39.710276	$292,409,111	1.25%	to	1.85%	1.02%	to	1.04%	(20.45)%	to	(19.97)%
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
2019	535,462	$19.412578	to	$34.335766	$35,918,376	1.25%	to	1.85%	0.90%	to	0.93%	31.66%	to	32.46%
2018	616,484	$14.744039	to	$25.922391	$31,191,062	1.25%	to	1.85%	0.75%	to	0.79%	(3.79)%	to	(3.21)%
Hartford International Opportunities HLS Fund
2022	4,576,463	$3.050405	to	$3.437955	$15,299,124	1.25%	to	1.85%	1.61%	to	1.63%	(19.65)%	to	(19.16)%
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
2019	6,290,701	$3.033444	to	$3.357803	$20,626,945	1.25%	to	1.85%	1.79%	to	1.88%	24.11%	to	24.86%
2018	7,272,764	$2.444169	to	$2.689337	$19,121,131	1.25%	to	1.85%	1.84%	to	1.88%	(20.24)%	to	(19.76)%
Hartford MidCap HLS Fund
2022	2,145,259	$9.591989	to	$9.730337	$20,801,431	1.25%	to	1.85%	0.88%	to	0.90%	(25.69)%	to	(25.24)%
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2022	7,937,197	$9.359330	to	$10.275332	$14,715,455	0.45%	to	1.85%	0.18%	to	0.22%	(2.00)%	to	(0.62)%
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
2019	3,439,955	$9.788308	to	$10.304269	$7,860,307	0.45%	to	1.85%	1.79%	to	1.87%	0.93%	to	2.35%
2018	3,633,345	$9.698259	to	$10.067550	$8,268,856	0.45%	to	1.85%	0.95%	to	1.13%	(0.30)%	to	1.11%
Hartford SmallCap Growth HLS Fund
2022	413,857	$34.633743	to	$52.880279	$30,725,186	1.25%	to	1.85%	—%	to	—%	(29.77)%	to	(29.35)%
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
2019	562,676	$36.936398	to	$55.389337	$43,716,756	1.25%	to	1.85%	—%	to	—%	33.33%	to	34.13%
2018	631,053	$27.703884	to	$41.295941	$36,513,840	1.25%	to	1.85%	—%	to	—%	(13.32)%	to	(12.80)%
Hartford Stock HLS Fund
2022	962,030	$4.833898	to	$32.785185	$4,561,511	1.35%	to	1.85%	1.64%	to	1.74%	(6.88)%	to	(6.41)%
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
2019	1,159,561	$3.852909	to	$26.081342	$4,307,968	1.25%	to	1.85%	0.16%	to	1.73%	28.82%	to	29.59%
2018	1,249,090	$2.973126	to	$20.246974	$3,583,771	1.25%	to	1.85%	1.60%	to	1.64%	(1.97)%	to	(1.38)%
VY® JPMorgan Emerging Markets Equity Portfolio
2022	3,483	$22.999309	to	$22.999309	$80,104	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
2019	30,187	$26.089060	to	$26.089060	$787,526	0.45%	to	0.45%	0.13%	to	0.13%	31.52%	to	31.52%
2018	32,999	$19.836018	to	$19.836018	$654,563	0.45%	to	0.45%	0.86%	to	0.86%	(16.96)%	to	(16.96)%
Invesco V.I. Health Care Fund
2022	8,167	$71.051928	to	$71.051928	$580,249	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	8,537	$64.635894	to	$64.635894	$551,805	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	13,008	$49.000035	to	$49.000035	$637,407	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
Invesco V.I. Technology Fund
2022	17,705	$41.058822	to	$41.058822	$726,931	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	19,167	$41.456355	to	$41.456355	$794,567	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	22,124	$30.647133	to	$30.647133	$678,055	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%
MFS® Growth Series
2022	53,103	$41.534570	to	$86.087242	$2,880,323	0.45%	to	1.40%	—%	to	—%	(32.59)%	to	(31.94)%
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
2019	67,468	$38.898921	to	$78.358131	$3,270,136	0.45%	to	1.40%	—%	to	—%	36.23%	to	37.53%
2018	70,574	$28.554044	to	$56.975737	$2,482,927	0.45%	to	1.40%	0.09%	to	0.09%	1.24%	to	2.21%
MFS® High Yield Portfolio
2022	28,209	$11.983241	to	$13.116380	$344,724	0.45%	to	1.40%	5.52%	to	5.62%	(11.76)%	to	(10.92)%
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
2019	39,667	$12.842008	to	$13.661410	$518,318	0.45%	to	1.40%	5.63%	to	6.24%	13.21%	to	14.29%
2018	50,166	$11.343319	to	$11.953081	$574,467	0.45%	to	1.40%	4.35%	to	5.56%	(4.43)%	to	(3.51)%
MFS® Income Portfolio
2022	15,889	$11.972731	to	$11.972731	$190,233	0.45%	to	0.45%	3.48%	to	3.48%	(14.09)%	to	(14.09)%
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
2019	18,127	$12.801009	to	$12.801009	$232,045	0.45%	to	0.45%	3.64%	to	3.64%	11.10%	to	11.10%
2018	16,951	$11.522086	to	$11.522086	$195,315	0.45%	to	0.45%	3.99%	to	3.99%	(2.43)%	to	(2.43)%
BlackRock S&P 500 Index V.I. Fund
2022	2,820,822	$13.456634	to	$14.414790	$38,969,535	0.45%	to	1.85%	1.30%	to	1.39%	(19.73)%	to	(18.60)%
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
2019	3,674,261	$11.446175	to	$11.756828	$42,480,678	0.45%	to	1.85%	1.90%	to	2.08%	28.94%	to	30.75%
2018♦	4,041,887	$8.877389	to	$8.991602	$36,052,664	0.45%	to	1.85%	0.88%	to	0.98%	(11.23)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2022	2,046	$16.152487	to	$16.152487	$33,051	0.45%	to	0.45%	1.99%	to	1.99%	(5.61)%	to	(5.61)%
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
2019	6,638	$16.567646	to	$16.567646	$109,975	0.45%	to	0.45%	2.01%	to	2.01%	3.22%	to	3.22%
2018	6,696	$16.050633	to	$16.050633	$107,477	0.45%	to	0.45%	0.71%	to	0.71%	0.57%	to	0.57%
Pioneer Fund VCT Portfolio
2022	25,741	$40.672871	to	$40.672871	$1,046,977	0.45%	to	0.45%	0.66%	to	0.66%	(19.86)%	to	(19.86)%
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%
2019	23,577	$32.195578	to	$32.195578	$759,092	0.45%	to	0.45%	1.02%	to	1.02%	30.74%	to	30.74%
2018	24,271	$24.625287	to	$24.625287	$597,685	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%

DWS CROCI® International VIP
2022	13,849	$17.806457	to	$17.806457	$246,599	1.40%	to	1.40%	3.32%	to	3.32%	(14.39)%	to	(14.39)%
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
2019	19,454	$19.084005	to	$19.084005	$371,264	1.40%	to	1.40%	3.09%	to	3.09%	20.08%	to	20.08%
2018	21,236	$15.892474	to	$15.892474	$337,504	1.40%	to	1.40%	1.02%	to	1.02%	(15.58)%	to	(15.58)%
Pioneer Select Mid Cap Growth VCT Portfolio
2022	26,654	$61.680917	to	$61.680917	$1,644,054	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	28,486	$60.295075	to	$60.295075	$1,717,531	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	29,641	$45.511060	to	$45.511060	$1,348,991	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
VanEck VIP Emerging Markets Bond Fund
2022	751	$22.080817	to	$22.080817	$16,581	0.45%	to	0.45%	4.51%	to	4.51%	(7.35)%	to	(7.35)%
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
2019	780	$23.009196	to	$23.009196	$17,957	0.45%	to	0.45%	0.33%	to	0.33%	12.11%	to	12.11%
2018	791	$20.523658	to	$20.523658	$16,250	0.45%	to	0.45%	7.47%	to	7.47%	(6.56)%	to	(6.56)%
VanEck VIP Global Resources Fund
2022	11,795	$34.331651	to	$34.331651	$404,966	0.45%	to	0.45%	1.71%	to	1.71%	7.91%	to	7.91%
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
2019	10,107	$22.664471	to	$22.664471	$229,060	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	11,089	$20.351228	to	$20.351228	$225,677	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
Allspring VT Index Asset Allocation Fund
2022	51,455	$26.545272	to	$26.545272	$1,365,882	1.40%	to	1.40%	0.63%	to	0.63%	(18.18)%	to	(18.18)%
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
2019	60,793	$24.670205	to	$24.670205	$1,499,785	1.40%	to	1.40%	1.08%	to	1.08%	18.49%	to	18.49%
2018	73,557	$20.821122	to	$20.821122	$1,531,532	1.40%	to	1.40%	0.97%	to	0.97%	(4.25)%	to	(4.25)%
Allspring VT International Equity Fund
2022	564	$14.219521	to	$14.219521	$8,025	1.40%	to	1.40%	3.60%	to	3.60%	(13.11)%	to	(13.11)%
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
2019	1,621	$15.007900	to	$15.007900	$24,326	1.40%	to	1.40%	2.48%	to	2.48%	13.88%	to	13.88%
2018	6,606	$13.178318	to	$13.178318	$87,061	1.40%	to	1.40%	10.84%	to	10.84%	(18.43)%	to	(18.43)%
Allspring VT Small Cap Growth Fund
2022	27,019	$45.446207	to	$45.446207	$1,227,913	1.40%	to	1.40%	—%	to	—%	(35.34)%	to	(35.34)%
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
2019	35,520	$42.554193	to	$42.554193	$1,511,524	1.40%	to	1.40%	—%	to	—%	23.10%	to	23.10%
2018	39,307	$34.569795	to	$34.569795	$1,358,832	1.40%	to	1.40%	—%	to	—%	(0.10)%	to	(0.10)%
Allspring VT Discovery Fund
2022	5,572	$80.955166	to	$80.955166	$451,093	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	7,469	$85.479931	to	$85.479931	$638,481	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	7,412	$61.764359	to	$61.764359	$457,795	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
Allspring VT Opportunity Fund
2022	3,967	$28.318003	to	$28.318003	$112,343	1.40%	to	1.40%	—%	to	—%	(21.91)%	to	(21.91)%
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
2019	5,112	$24.698710	to	$24.698710	$126,257	1.40%	to	1.40%	0.27%	to	0.27%	29.64%	to	29.64%
2018	5,787	$19.051769	to	$19.051769	$110,260	1.40%	to	1.40%	0.18%	to	0.18%	(8.44)%	to	(8.44)%
Voya Global High Dividend Low Volatility Portfolio
2022	27,672	$14.705024	to	$14.705024	$406,921	0.45%	to	0.45%	2.56%	to	2.56%	(5.54)%	to	(5.54)%
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
2019	18,623	$13.172670	to	$13.172670	$245,304	0.45%	to	0.45%	2.53%	to	2.53%	20.87%	to	20.87%
2018	20,873	$10.898385	to	$10.898385	$227,486	0.45%	to	0.45%	4.43%	to	4.43%	(9.52)%	to	(9.52)%
NVIT Emerging Markets Fund
2022	17,893	$10.601428	to	$10.601428	$189,687	0.45%	to	0.45%	0.16%	to	0.16%	(25.33)%	to	(25.33)%
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
2019	20,611	$13.728960	to	$13.728960	$282,980	0.45%	to	0.45%	2.11%	to	2.11%	22.03%	to	22.03%
2018	22,123	$11.250307	to	$11.250307	$248,886	0.45%	to	0.45%	0.32%	to	0.32%	(18.08)%	to	(18.08)%
Neuberger Berman AMT Sustainable Equity Portfolio
2022	39,883	$13.402083	to	$13.402083	$534,506	0.45%	to	0.45%	0.45%	to	0.45%	(18.82)%	to	(18.82)%
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
2019♦	38,376	$11.283483	to	$11.283483	$433,022	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%
*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

INDEPENDENT AUDITOR'S REPORT
The Board of Directors of
Union Security Insurance Company
Topeka, Kansas

Opinions

We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditors' Opinion on 2020 Statutory Basis Financial Statements

The statutory basis financial statements of the Company as of December 31, 2020 and for the year then ended, were audited by other auditors whose report, dated May 12, 2021, expressed an opinion that those statutory basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department, described in Note 2.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Kansas Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Kansas Insurance Department. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Kansas Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 24, 2023

Union Security Insurance Company
Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus

	December 31,
	2022	2021
	($ in thousands)
Cash and invested assets
Bonds and notes	$689,808	$815,974
Preferred stocks - unaffiliated	28,466	30,543
Mortgage loans	36,721	43,816
Contract loans	4,518	4,924
Derivatives	23	310
Other invested assets	16,951	10,359
Cash, cash equivalents and short-term investments	63,027	10,473
Total cash and invested assets	839,514	916,399
Premiums deferred and uncollected	434	499
Accrued investment income	9,158	10,123
Amounts due from reinsurers	1,835	2,397
Receivables from affiliates	37	1,456
Net deferred tax asset	4,254	2,749
Other assets	2,763	3,284
Separate account assets	1,680,236	2,212,889
Total admitted assets	$2,538,231	$3,149,796
Liabilities
Policy reserves
Life insurance and annuity contracts	$593,180	$638,876
Accident and health contracts	3,716	4,344
Liability for deposit-type contracts	16,986	17,459
Policy and contract claims	16,237	13,769
Interest maintenance reserve	19,598	25,676
Asset valuation reserve	4,357	6,863
Reinsurance payable	5,319	2,359
Amount held for others	5,415	5,567
Payable to affiliates	24,520	1,937
Commissions, expenses, taxes, licenses, and fees accrued	2,194	7,752
Federal income taxes payable	5,297	3,455
Other liabilities	15,578	3,293
Separate account liabilities	1,680,236	2,212,889
Total liabilities	2,392,633	2,944,239
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	22,329	25,077
Unassigned surplus	38,383	95,594
Total capital and surplus	145,598	205,557
Total liabilities and capital and surplus	$2,538,231	$3,149,796

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Operations

	Years Ended December 31,
	2022	2021	2020
	($ in thousands)
Income
Premiums and other considerations
Life and annuity contracts	$2,141	$3,166	$3,050
Accident and health contracts	275	939	—
Net investment income	49,567	54,696	53,426
Commission and fee income	18,613	24,329	30,798
Other income	2,331	2,365	2,311
Total income	72,927	85,495	89,585
Benefits and expenses
Death and annuity benefits	64,417	70,725	76,413
Disability and accident and health benefits	283	1,404	—
Interest on deposit-type contracts	1,826	2,286	1,512
Other benefits to policyholders and beneficiaries	650	2,507	2,278
Surrender benefits	3,406	2,396	1,985
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(46,325)	(53,599)	(55,924)
General insurance expenses	16,707	8,864	8,941
Insurance taxes, licenses, fees, and commissions	14,048	15,592	17,365
Total benefits and expenses	55,012	50,175	52,570
Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses)	17,915	35,320	37,015
Dividends to policyholders	601	617	758
Income before federal income tax expense and net realized capital gains (losses)	17,314	34,703	36,257
Federal income tax expense	3,754	4,503	827
Income before net realized capital gains (losses)	13,560	30,200	35,430
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (benefit) (2022 - $8,388; 2021 - $3,809; 2020 - ($459)) excluding taxes transferred to (from) IMR (2022 - $1,002; 2021 - ($4,085); 2020 - $406)	(9,341)	54,684	(773)
Net income	$4,219	$84,884	$34,657

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Changes in Capital and Surplus

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Capital and surplus at beginning of year Additions (deductions)	$205,557	$127,913	$123,639
Net income	4,219	84,884	34,657
Change in unrealized capital gains (losses), net of tax (2022 - ($1,138); 2021 - $317; 2020 - $73)	(4,280)	1,189	273
Change in nonadmitted assets	(11,850)	15,670	1,391
Change in net deferred income tax	12,194	(20,976)	(2,786)
Change in asset valuation reserve	2,506	3,647	69
Dividends to stockholder	(60,000)	—	(18,000)
Extinguishment or reclassification of balances with former parent	—	93	—
Amortization of gain on sale	(1,101)	(4,614)	(4,903)
Amortization of gain on reinsurance (see Note 7)	(1,647)	(2,249)	(6,427)
Net additions (deductions)	(59,959)	77,644	4,274
Capital and surplus at end of year	$145,598	$205,557	$127,913

See the accompanying Notes to Financial Statements

Union Security Insurance Company
Statutory Basis Statements of Cash Flows

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Cash from operating activities
Premiums and other considerations	$2,990	$4,179	$3,100
Net investment income received	50,205	49,785	52,597
Other income	18,846	23,419	19,509
Policy and contract benefits and dividends paid	(68,392)	(78,471)	(77,811)
Operating expenses paid	(32,494)	(22,308)	(21,887)
Federal income taxes paid	(10,300)	(5,778)	(3,104)
Net cash used in operating activities	(39,145)	(29,174)	(27,596)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	125,851	194,450	68,587
Stocks	2,000	28,155	2,829
Mortgage loans	10,487	4,933	3,404
Other invested assets	2,017	74,362	5,872
Miscellaneous proceeds	15,616	—	—
Total investment proceeds	155,971	301,900	80,692
Cost of investments acquired
Bonds and notes	37,406	274,539	23,270
Stocks	—	—	1,000
Mortgage loans	34,050	4,755	—
Other invested assets	8,700	—	909
Miscellaneous applications	—	969	—
Total investments acquired	80,156	280,263	25,179
Net decrease in contract loans	(406)	(343)	(281)
Net cash provided by investing activities	76,221	21,980	55,794
Cash from financing and miscellaneous activities
Borrowed funds	20,307	—	—
Dividends to stockholder	(1,078)	—	(18,000)
Other	(3,751)	(3,308)	155
Net cash provided (used) in financing and miscellaneous activities	15,478	(3,308)	(17,845)
Net change in cash and cash equivalents	52,554	(10,502)	10,353
Cash and cash equivalents at the beginning of year	10,473	20,975	10,622
Cash and cash equivalents at the end of year	$63,027	$10,473	$20,975
Supplemental disclosure of non-cash items:
Non-cash transfer of bonds as a dividend to stockholder	29,517	—	—
Non-cash transfer of mortgage loans as a dividend to stockholder	29,405	—	—
Non-cash exchanges of bonds and notes	4,466	11,561	—

See the accompanying Notes to Financial Statements

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)
Note 1: Nature of Business

Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Kansas and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products and accidental death and dismemberment policies as well as traditional life insurance and annuities.

The Company was acquired by CMFG Life in 2021.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance.
•In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
•In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”).
•In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Kansas Insurance Department (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Kansas. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include surplus notes carried at amortized cost and limited partnerships.

Limited partnerships represent interests in an affiliate, which invests in limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investments in limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2022 and 2021, the Company had no NAIC 5GI bonds and notes.

Derivatives

The Company uses an interest rate swap to manage its exposure to inflation risk. The swap is recorded at estimated fair value with changes in fair value recorded as net unrealized capital gains (losses) in unassigned surplus. Annually, the Company exchanges cash with a third party based on an established index. The cash exchanged is calculated by comparing the consumer price index to an agreed notional principal amount. The swap was effective August 1, 2003 and limits the Company’s exposure to inflation risk to a maximum of 5% associated with the pre-funded funeral insurance business that is tied to the Consumer Price Index. The swap had a notional amount of $81,017 and $100,751 as of December 31, 2022 and 2021, respectively. The fair value of the derivative was $23 and $310 as of December 31, 2022 and 2021, respectively. The swap matures August 1, 2023.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.
Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death.

Returns of premium beyond the date of death are calculated using standard industry formulas.

Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution.

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2022 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,532	$5	$(167)	$1,370
States, territories and possessions	2,412	—	(241)	2,171
Political subdivisions of states,
territories and possessions	36,114	224	(10,855)	25,483
Industrial and miscellaneous	496,465	38,061	(25,253)	509,273
Residential mortgage-backed securities	31,061	94	(5,758)	25,397
Commercial mortgage-backed securities	55,652	131	(10,051)	45,732
Other structured securities	66,572	676	(5,964)	61,284

Total bonds and notes	$689,808	$39,191	$(58,289)	$670,710

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,532	$55	$(11)	$1,576
States, territories and possessions	2,414	274	—	2,688
Political subdivisions of states,
territories and possessions	29,643	1,178	(439)	30,382
Special revenue and special assessment obligations	2,501	593	—	3,094
Industrial and miscellaneous	603,000	187,926	(979)	789,947
Residential mortgage-backed securities	37,054	1,636	(121)	38,569
Commercial mortgage-backed securities	56,072	1,013	(253)	56,832
Other structured securities	83,758	2,031	(196)	85,593

Total bonds and notes	$815,974	$194,706	$(1,999)	$1,008,681

The statement value and fair value of bonds and notes at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$3,911	$3,951
Due after one year through five years	25,159	26,155
Due after five years through ten years	129,553	125,850
Due after ten years	377,900	382,341
Residential mortgage-backed securities	31,061	25,397
Commercial mortgage-backed securities	55,652	45,732
Other structured securities	66,572	61,284
Total bonds and notes	$689,808	$670,710

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $3,807 and a fair value of $3,863 and a carrying value of $3,731 and a fair value of $4,617 as of December 31, 2022 and 2021, respectively.

Preferred Stocks – Unaffiliated

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2022	$28,466	$137	$—	$28,603
December 31, 2021	30,543	—	—	30,543

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2022, the commercial mortgage loan portfolio had an average remaining life of 8.5 years, with all principal due prior to 2043. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 16.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2022	2021
Current	$36,721	$43,816
Total carrying value	$36,721	$43,816

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2022 and 2021.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2022	2021
Ohio	23.1%	—%
Colorado	16.3	—
California	13.6	19.8
Georgia	13.3	—
Arizona	12.7	10.9
New Hampshire	8.1	—
Oregon	6.9	—
Illinois	5.4	—
Alabama	—	17.3
Maryland	—	10.4
Utah	—	9.1
Connecticut	—	8.8
Texas	—	5.4
Minnesota	—	5.2

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2022	2021
Industrial	50.9%	56.7%
Apartment	36.4	—
Office	6.9	22.7
Retail	5.7	15.9
Other	—	4.7

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2022 or 2021 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2022 or 2021.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2022 and 2021, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31:

	2022		2021
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$36,721	1.89	$36,197	1.86
65% to 74%	—	—	7,619	1.17

Total	$36,721	1.89	$43,816	3.03

Limited Partnerships

The Company owns a portion of MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company‘s investment was $8,317 at December 31, 2022 and the Company funded commitments of $8,698 in 2022. There were no investments in limited partnerships at December 31, 2021. MCA Fund VI LP terminates on January 1, 2037, unless extended.

The financial statements of MCA Fund IV LP were not audited at December 31, 2022, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships at the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The Company’s maximum exposure to loss associated with MCA Fund VI LP is $64,264 at December 31, 2022, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2022.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2022	2021
Short-term investment - U.S. government securities	$14,679	$—
Money market mutual funds	32,433	10,844
Cash	15,915	(371)
Total cash, cash equivalents and short-term investments	$63,027	$10,473

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2022	2021	2020

Bonds and notes	$41,793	$44,726	$46,025
Preferred stocks - unaffiliated	1,709	2,867	3,301
Mortgage loans	2,467	2,083	2,398
Contract loans	257	293	322
Derivatives	3,237	—	—
Other invested assets	602	5,482	3,097
Cash and cash equivalents	442	2	35
Other	27	138	82

Gross investment income	50,534	55,591	55,260
Less investment expenses	967	895	1,834

Net investment income	$49,567	$54,696	$53,426

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2022 or 2021 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $427, $1,082, and $439 for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the year ended December 31 are summarized as follows:

	2022	2021

Bonds and notes:
Gross gains from sales	$5,420	$13,536
Gross losses from sales	(8,911)	(453)
Other	—	2,810
Common stocks - unaffiliated:
Gross gains from sales	—	669
Preferred stocks - unaffiliated:
Gross gains from sales	—	2,153
Gross losses from sales	—	(140)
Other	(27)	2,110
Mortgage loans:
Gross losses from sales	(1,253)	—
Other invested assets:
Gross gain from sales	49	53,177

Net realized capital gains (losses) before taxes and transfer to IMR	(4,722)	73,862
Tax on net realized capital gains (losses)	(9,390)	276
Transfer to IMR	4,771	(19,454)

Net realized capital gains (losses)	$(9,341)	$54,684

Proceeds from the sale of bonds and notes were $105,763 and $65,623 in 2022 and 2021, respectively. There were no proceeds from the sale of stocks in 2022. Proceeds from the sale of stocks were $19,009 in 2021.

Net realized capital gains (losses) for the year ended December 31, 2020 is summarized as follows:

2020
Bonds and notes:
Proceeds from sales	$25,943

Gross realized gains	2,807
Gross realized losses	(1,458)
Net realized gains from sales of bonds	1,349

Preferred stocks - unaffiliated:
Gross realized gains	160
Net realized gains from sales of preferred stocks	160

Net realized capital losses related to sales and other	294
Amount transferred to IMR (net of related tax expense
of $405 in 2020)	1,526
Tax on net realized capital gains (losses)	459
Net realized capital gains (losses)	$(773)

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital loss.

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

The Company did not recognize any OTTI on loan-backed and structured securities during 2022, 2021 and 2020 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2022. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant. The Company recognized no credit related OTTI in 2022.

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2022 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2022
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$—	$—	$809	$(167)	$809	$(167)
States, territories and possessions	—	—	2,171	(241)	2,171	(241)
Political subdivisions of states, territories and possessions	3,546	(1,064)	18,916	(9,791)	22,462	(10,855)
Industrial and miscellaneous	28,564	(2,813)	140,381	(22,440)	168,945	(25,253)
Residential mortgage-backed securities	—	—	24,446	(5,758)	24,446	(5,758)
Commercial mortgage-backed securities	3,948	(874)	39,868	(9,177)	43,816	(10,051)
Other structured securities	9,547	(1,146)	45,974	(4,818)	55,521	(5,964)

Total temporarily
impaired securities	$45,605	$(5,897)	$272,565	$(52,392)	$318,170	$(58,289)

At December 31, 2022, the Company owned 314 bonds and notes with a fair value of $318,170 in an unrealized investment loss position. There were 282 bonds and notes with a fair value of $272,565 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2022 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $301,529 or 94.8% of the total fair value of all bonds and notes with unrealized losses at December 31, 2022. Total unrealized losses on investment grade bonds and notes were $56,219 at December 31, 2022.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$962	$(11)	$—	$—	$962	$(11)
Political subdivisions of states, territories and possessions	20,551	(439)	—	—	20,551	(439)
Industrial and miscellaneous	36,012	(979)	—	—	36,012	(979)
Residential mortgage-backed securities	12,363	(121)	—	—	12,363	(121)
Commercial mortgage-backed securities	32,092	(253)	—	—	32,092	(253)
Other structured securities	50,081	(196)	—	—	50,081	(196)
Total temporarily
impaired securities	$152,061	$(1,999)	$—	$—	$152,061	$(1,999)

At December 31, 2021, the Company owned 96 bonds and notes with a fair value of $152,061 in an unrealized investment loss position. There were no bonds or notes in an unrealized loss position for twelve or more months. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $148,940 or 97.9% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $1,820 at December 31, 2021.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Restricted Assets

The Company has securities that were restricted or on deposit with government authorities or trustees as required by law to satisfy regulatory requirements.

Restricted assets by category as of December 31 are as follows:

	2022			2021
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and other regulatory bodies	$3,085	0.1%	0.1%	$3,018	0.1%	0.1%
Pledged as collateral not captured in other categories	300,238	11.8%	11.8%	285,429	9.1%	9.1%
Total restricted assets	$303,323	11.9%	11.9%	$288,447	9.2%	9.2%

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table. The rollforward table will only reflect the value transferred in.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The

Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2022 and 2021.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2022.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$23,506	$—	$23,506
Cash equivalents	32,433	—	—	32,433
Derivatives	—	23	—	23
Separate account assets	1,622,216	57,583	—	1,679,799
Total assets	$1,654,649	$81,112	$—	$1,735,761

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2021.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$30,543	$—	$30,543
Cash equivalents	10,844	—	—	10,844
Derivatives	—	310	—	310
Separate account assets	2,148,713	63,637	—	2,212,350
Total assets	$2,159,557	$94,490	$—	$2,254,047

The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2022 and 2021.

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2022:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$689,808	$670,710	$—	$666,847	$3,863
Preferred stocks - unaffiliated	28,466	28,603	—	28,603	—
Mortgage loans	36,721	34,327	—	—	34,327
Cash equivalents and short-term
investments	47,112	47,112	32,433	14,679	—
Other invested assets	8,606	9,270	—	9,270	—
Derivatives	23	23	—	23	—
Contract loans	4,518	5,150	—	—	5,150
Separate account assets	1,680,236	1,679,799	1,622,216	57,583	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,986	15,174	—	15,174	—
Annuity contracts	16,378	14,631	—	14,631	—
Separate account liabilities	1,680,236	1,679,799	1,622,216	57,583	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2021:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$815,974	$1,008,681	$—	$941,005	$67,676
Preferred stocks - unaffiliated	30,543	30,543	—	30,543	—
Mortgage loans	43,816	46,498	—	—	46,498
Cash, cash equivalents and
short-term investments	10,844	10,844	10,844	—	—
Other invested assets	10,359	13,795	—	13,795	—
Derivatives	310	310	—	310	—
Contract loans	4,924	6,844	—	—	6,844
Separate account assets	2,212,350	2,212,350	2,148,713	63,637	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	17,459	18,898	—	18,898	—
Annuity contracts	17,179	18,595	—	18,595	—
Separate account liabilities	2,212,350	2,212,350	2,148,713	63,637	—

The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of the balance sheet date.

Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of swaps. Valuation inputs having a significant effect on fair value include market quoted interest rates, market implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Note 5: Income Tax

The Company will file a stand-alone U.S. federal income tax return for December 31, 2022. The Company is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

For the period January 1, 2021 to July 31, 2021 and the year ended December 31, 2020, the Company was included in the U.S. federal income tax return filed by Assurant. Tax liabilities were allocated within the Assurant consolidated group according to tax allocation principles prescribed by the Internal Revenue Code of 1986 and related income tax regulations applicable to life and non-life consolidated income tax returns. The method of allocation between the companies was subject to written agreement, approved by the Assurant Board of Directors. Allocation was based upon separate return calculations with current credit for net losses to the extent to which they were used in the consolidated return. Intercompany tax balances were to be settled within 30 days of paying quarterly tax estimates and filing of the consolidated federal income tax return.

Current income tax expense consists of the following for the years ended December 31:

	2022	2021	2020

Federal income tax expense benefit on operations	$3,754	$4,503	$827
Federal income tax expense (benefit) on
net realized capital gains (losses)	8,388	3,809	(459)

Federal income tax expense	$12,142	$8,312	$368

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$16,638	$5,880	$10,758
Total deferred tax liabilities	(557)	(3,131)	2,574

Net deferred tax asset (excluding nonadmitted)	$16,081	$2,749	$13,332

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(1,138)

Change in net deferred income tax			$12,194

The 2021 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$5,880	$30,913	$(25,033)
Total deferred tax liabilities	(3,131)	(6,871)	3,740

Net deferred tax asset (excluding nonadmitted)	2,749	24,042	(21,293)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			317

Change in net deferred income tax			$(20,976)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$30,913	$32,882	$(1,969)
Total deferred tax liabilities	(6,871)	(5,981)	(890)

Net deferred tax asset (excluding nonadmitted)	24,042	26,901	(2,859)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			73

Change in net deferred income tax			$(2,786)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31, 2022 and 2021 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2022	2021

Tax expense computed at federal corporate rate	$2,644	$22,799
Dividends received deductions	(748)	(1,579)
Foreign tax credit	(103)	(161)
Income tax benefit related to prior years	(745)	(2,923)
Nonadmitted assets	(5)	78
Interest maintenance reserve amortization	(485)	(493)
Amortization of deferred gain on reinsurance	(578)	(1,441)
Change in deferred income tax due to purchase accounting	—	13,031
Tax exempt investment income	(34)	(37)
Other	2	14

Total statutory income taxes	$(52)	$29,288

Federal income tax expense	$12,142	$8,312
Change in net deferred income tax	(12,194)	20,976

Total statutory income taxes	$(52)	$29,288
The total statutory provision for income taxes for the year ended December 31, 2020 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

Effective Tax Rate
2020

Statutory income before taxes	21.0%
(including capital gains and losses)
Interest maintenance reserve	(1.3)%
Amortization of deferred gain on reinsurance	(6.5)%
Dividend received deduction	(3.0)%
Other permanent adjustments	(1.6)%
Total adjustments	(12.4)%

Total	8.6%

Federal income tax incurred	1.0%
Change in net deferred income tax	7.6%

Total statutory income taxes	8.6%

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$9,123	$7,515	$16,638	$5,880	$—	$5,880	$3,243	$7,515	$10,758
Statutory
valuation
allowance
adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax
assets	9,123	7,515	16,638	5,880	—	5,880	3,243	7,515	10,758
Deferred tax
assets
nonadmitted	4,312	7,515	11,827	—	—	—	4,312	7,515	11,827
Admitted deferred
tax assets	4,811	—	4,811	5,880	—	5,880	(1,069)	—	(1,069)
Deferred tax
liabilities	(437)	(120)	(557)	(765)	(2,366)	(3,131)	328	2,246	2,574
Net admitted
deferred tax
assets	$4,374	$(120)	$4,254	$5,115	$(2,366)	$2,749	$(741)	$2,246	$1,505

The nonadmitted deferred tax asset increased $11,827 in 2022 and decreased $15,650 in 2021. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2022	2021	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$4,359	$1,161	$3,198
Life and accident and health reserves	4,429	4,499	(70)
Policyholder dividends accrual	137	137	—
Other	198	83	115
Subtotal ordinary deferred tax assets	9,123	5,880	3,243
Nonadmitted ordinary deferred tax assets	4,312	—	4,312
Admitted ordinary deferred tax assets	4,811	5,880	(1,069)
Capital deferred tax assets:
Investments	7,515	—	7,515
Nonadmitted capital deferred tax assets	7,515	—	7,515
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	4,811	5,880	(1,069)
Ordinary deferred tax liabilities:
Investments	(30)	(42)	12
Deferred and uncollected premium	(91)	(105)	14
Unrealized gains	(5)	(65)	60
Guaranty fund liabilities	(311)	(553)	242
Total ordinary deferred tax liabilities	(437)	(765)	328
Capital deferred tax liabilities:
Investments	—	(1,169)	1,169
Unrealized gains	(120)	(1,197)	1,077
Subtotal capital deferred tax liabilities	(120)	(2,366)	2,246
Total deferred tax liabilities	(557)	(3,131)	2,574
Net admitted deferred tax asset	$4,254	$2,749	$1,505

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,253	—	4,253	4,549	—	4,549	(296)	—	(296)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,253	—	4,253	4,549	—	4,549	(296)	—	(296)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	—	—	21,202	—	—	30,421	—	—	(9,219)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	558	—	558	1,331	—	1,331	(773)	—	(773)
Admitted deferred tax asset	$4,811	$—	$4,811	$5,880	$—	$5,880	$(1,069)	$—	$(1,069)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	776%	1039%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$141,345	$202,809

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2022 and 2021.

Other Tax Items

On July 31, 2021, the stock of the Company was acquired by CMFG Life. For tax purposes, the transaction was treated as a reinsurance transaction. This treatment resulted in the reset of the tax basis of assets which impacted the related deferred tax values. The impact was included in the change in net deferred income tax and in the Reconciliation to U.S. Tax Rate (included above within in Note 5, Income Tax) for the year ended December 31, 2021. Also, the terms of the transaction resulted in the extinguishment or reclassification of certain balances with the former parent. The net impact was reported as an increase to unassigned surplus for the year ended December 31, 2021.

As of December 31, 2022 and 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2022 and 2021 of $6,971 and $4,250, respectively, are available for recoupment in the event of future capital losses. The Company has no taxes incurred in 2020 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

There were no tax contingencies as of December 31, 2022. A reconciliation of the beginning and ending amount of tax contingences as of December 31, 2021 is as follows:

2021

Balance at January 1	$2,425
Reductions for prior years' tax position	(2,425)

Balance at December 31	$—

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2022, 2021 and 2020, the Company recognized $0, a decrease of $212 and an increase of $103, respectively, in interest and penalties. The Company had no changes in interest and penalties during the year ended December 31, 2022. The Company did not accrue any interest or penalties at December 31, 2022 and 2021, respectively.

The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the former owner.

In August 2022, the Inflation Reduction Act of 2022 (“the Act”) was passed by the US Congress and signed into law. The Act includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to an AMT liability. The corporation’s tentative AMT liability is equal to 15% of its adjusted AFSI, and AMT is payable to the extent the tentative AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of AMT.

The controlled group of corporations of which the Company is a member has determined that it likely will not be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the AMT provisions of the Act. The US Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination. No provision for the AMT has been made in the Company’s current or deferred tax accounts as of December 31, 2022.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. CMFG Life and other affiliates allocated expenses to the Company of $14,866 and $4,480 in 2022 and 2021, respectively.

After the acquisition by CMFG Life, the Company hired MEMBERS Capital Advisors, Inc. (“MCA”) as its investment advisor for most of its portfolio. MCA investment management fees recorded were $967 and $474 in 2022 and 2021, respectively.

Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense of $406 in 2022 related to the cash management agreement. There were no affiliated interest charges in 2021. The Company had an outstanding borrowing due to CMFG Life of $20,307 at December 31, 2022, which is included in Payable to affiliates.

As of December 31, 2022, $3,976 was due to CMFG Life for expense sharing transactions as described above. There were no material balances owed to any one affiliated party as of December 31, 2021.

In 2022, the Company paid CMFG Life a $60,000 extraordinary dividend composed of mortgage loans, debt securities and cash which the Company received timely approval from the Insurance Department.

In 2020, prior to the Company's acquisition by CMFG Life, USIC paid a dividend of $18,000 to its former parent.

In 2020 and prior to acquisiton in 2021, the Company received various services from its prior owner and its affiliates. These services include information technology support, benefit plan administration, corporate insurance, accounting, tax, auditing, investment, actuarial and other administrative functions. The net expenses allocated to the Company for these services were $4,449 and $6,327 for 2021 and 2020, respectively.

The amounts paid by the Company to its prior owner through a tax sharing agreement were $3,771 and $3,111, for 2021 and 2020, respectively.

The Company provided underwriting, claims handling, information technology and administrative services to its prior owner and its affiliates and recorded income of $4,009 for 2020. The Company recorded no income for these services in 2021.

The Company ceded group accidental death and disability premiums of $1,703 and $3,373 for 2021 and 2020, respectively, to former affiliates.

Administrative expenses allocated to the Company from its prior owner and CMFG Life may be greater or less than the expenses that would be incurred if the Company were operating on a separate company basis.

The Company’s prior owner purchased bonds for $3,755 and other invested assets for $75,130, all at fair value, from the Company during 2021, prior to the acquisition.

Note 7: Reinsurance

The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2022 and 2021.

	2022	2021
Premiums earned:
Direct	$126,839	$143,981
Assumed premiums	1,798	3,408
Ceded to affiliates	—	(1,703)
Ceded to non-affiliate	(126,221)	(141,581)
Premiums and other considerations	$2,416	$4,105
Benefits and surrender expenses:
Direct	$474,841	$535,716
Assumed from non-affiliates	24,669	31,086
Ceded to affiliates	—	(360)
Ceded to non-affiliates	(428,928)	(487,124)
Benefits and surrender expenses, net of reinsurance	$70,582	$79,318
Decrease in policy reserves:
Direct	$(60,950)	$(16,028)
Assumed from non-affiliates	(17,040)	(20,172)
Ceded to non-affiliates	31,665	(17,399)
Decrease in policy reserves, net of reinsurance	$(46,325)	$(53,599)

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $613,133 and $656,989 as of December 31, 2022 and 2021.

The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2022, 2021 and 2020 was $1,647, $2,249, and $6,427, respectively. The Company ceded premiums of $3,632, $6,374, and $51,146 during the years ended December 31, 2022, 2021 and 2020, respectively, related to this agreement. In addition, as of December 31, 2022 and 2021, total ceded reserves related to this agreement were $373,117 and $429,255, respectively.

The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,810, $860, and $2,196 for the years ended December 31, 2022, 2021 and 2020, respectively, and reserves of $219,440 and $233,292 as of December 31, 2022 and December 31, 2021, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $465,922 and $482,489 as of December 31, 2022 and 2021, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $56,639, $65,572, and $68,581 of premiums to John Hancock during the years ended December 31, 2022, 2021 and 2020, respectively. The ceded reserves related to this agreement were $2,564,651 and $2,527,046, including $485,389 and $463,744 of premium deficiency reserves, in 2022 and 2021, respectively.

In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

The following table shows the effect of reinsurance on premiums for the year ended December 31, 2020:

2020

Premiums earned:
Direct	$190,850
Assumed premiums	2,201
Ceded premiums	(190,001)

Premiums and other considerations	$3,050

Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2022, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$39,979	$—	$39,979	5.6%
At book value less surrender
charge of 5% or more	144	—	—	144	—%
At market value	—	—	444,173	444,173	61.9%

Total with adjustment or
at market value	144	39,979	444,173	484,296	67.5%
At book value with minimal or
no charge adjustment	179,219	—	—	179,219	25.0%
Not subject to
discretionary withdrawal	35,675	—	17,920	53,595	7.5%

Gross annuity reserves and
deposit liabilities	215,038	39,979	462,093	717,110	100.0%
Ceded reserves	200,591	—	—	200,591

Total net annuity reserves
and deposit liabilities	$14,447	$39,979	$462,093	$516,519

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$26,226	$—	$26,226	19.7%
At market value	—	—	103,674	103,674	77.8%
Total with adjustment or
at market value	—	26,226	103,674	129,900	97.5%
At book value with minimal or
no charge adjustment	3,421	—	—	3,421	2.5%

Gross annuity reserves and
deposit liabilities	3,421	26,226	103,674	133,321	100.0%
Ceded reserves	61	—	—	61

Total net annuity reserves
and deposit liabilities	$3,360	$26,226	$103,674	$133,260

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2022	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	$16,986	$—	$—	$16,986	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	16,986	—	—	16,986	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$16,986	$—	$—	$16,986

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2021, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$42,815	$—	$42,815	4.8%
At book value less surrender
charge of 5% or more	—	—	—	—	—%
At market value	—	—	627,874	627,874	70.3%

Total with adjustment or
at market value	—	42,815	627,874	670,689	75.1%
At book value with minimal or
no charge adjustment	185,219	—	—	185,219	20.8%
Not subject to
discretionary withdrawal	36,617	—	—	36,617	4.1%

Gross annuity reserves and
deposit liabilities	221,836	42,815	627,874	892,525	100.0%
Ceded reserves	206,730	—	—	206,730

Total net annuity reserves
and deposit liabilities	$15,106	$42,815	$627,874	$685,795
Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$27,006	$—	$27,006	15.8%
At market value	—	—	140,474	140,474	82.1%
Total with adjustment or
at market value	—	27,006	140,474	167,480	97.9%
At book value with minimal or
no charge adjustment	3,681	—	—	3,681	2.1%

Gross annuity reserves and
deposit liabilities	3,681	27,006	140,474	171,161	100.0%
Ceded reserves	76	—	—	76

Total net annuity reserves
and deposit liabilities	$3,605	$27,006	$140,474	$171,085

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2021	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$—	$—	$—	—%
At book value less surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%

Total with adjustment or
at fair value	—	—	—	—	—%
At book value with minimal or
no charge adjustment	17,459	—	—	17,459	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	—%

Gross annuity reserves and
deposit liabilities	17,459	—	—	17,459	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$17,459	$—	$—	$17,459

The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

	2022	2021
Annuities	$17,807	$18,711
Deposit-type contracts	16,986	17,459
Annuity reserves from the separate accounts	631,972	838,169
Total annuity reserves	$666,765	$874,339

The following table shows life reserves by withdrawal characteristics at December 31, 2022:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$48,640	$49,455	$50,932	$—	$—	$—
Universal life	75,146	75,147	84,244	—	—	—
Other permanent cash value
life insurance	—	—	—	—	—	—
Variable universal life	107,275	106,816	110,250	1,033,298	1,033,298	1,033,298
Miscellaneous reserves	—	575,165	608,746	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies with cash value	—	—	2,791	—	—	—
Accidental death benefits	—	—	23	—	—	—
Disability - active lifes	—	—	201	—	—	—
Disability - disabled lives	—	—	2,260	—	—	—
Miscellaneous reserves	—	—	19,987	—	—	—
Gross reserves before reinsurance	231,061	806,583	879,434	1,033,298	1,033,298	1,033,298
Ceded reinsurance	231,061	279,351	304,061	—	—	—
Net reserves	$—	$527,232	$575,373	$1,033,298	$1,033,298	$1,033,298
.

The following table shows life reserves by withdrawal characteristics at December 31, 2021:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$51,988	$52,843	$54,441	$—	$—	$—
Universal life	78,961	78,961	88,588	—	—	—
Other permanent cash value
life insurance	—	—	—	—	—	—
Variable universal life	106,002	105,828	109,640	1,364,063	1,364,063	1,364,063
Miscellaneous reserves	—	618,523	655,958	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value	—	—	3,114	—	—	—
Accidental death benefits	—	—	26	—	—	—
Disability - active lives	—	—	220	—	—	—
Disability - disabled lives	—	—	2,333	—	—	—
Miscellaneous reserves	—	—	20,670	—	—	—
Gross reserves before reinsurance	236,951	856,155	914,320	1,364,063	1,364,063	1,364,063
Ceded reinsurance	236,951	287,934	314,825	—	—	—
Net reserves	$—	$568,221	$599,495	$1,364,063	$1,364,063	$1,364,063

The following table shows policy liabilities associated with the Company’s life products as of December 31:

	2022	2021
Life	$570,982	$ 618,280
Miscellaneous	4,391	1,885
Life reserves from the separate accounts	1,033,298	1,364,063

Total life insurance reserves	$1,608,671	$1,984,228

Note 9: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2022 and 2021, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

Under applicable Kansas state insurance laws and regulations, the Company is required to maintain minimum capital and surplus of $1,200 at December 31, 2022. The Insurance Department also requires a $400 deposit for fair value of securities that must be held for the protection of all Company’s policyholders or creditors, or both.

USIC is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $14,560 in stockholder dividends in 2023 without the approval of the Insurance Department.

Note 10: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2022	2021

Limited partnerships	$55,947	$—
Mortgage loans	—	2,550
Private placement bonds	4,000	—

Total investment commitments	$59,947	$2,550

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2022 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $583 and $4,161 at December 31, 2022 and 2021, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $1,482 and $2,638 as of December 31, 2022 and 2021, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2022	2021

Asset recognized from paid and accrued
premium tax offsets prior year-end	$2,638	$2,989

Decreases:
Premium tax offset applied	433	467
Accrued assessments	939	29

Total decreases	1,372	496

Increases:
Creditable guaranty fund assessments paid	217	145

Total increases	217	145

Asset recognized from paid and accrued
premium tax offsets year-end	$1,483	$2,638

Due to the uncertainty of the anticipated cashflows related to invoicing of the remaining assessments from insolvencies of entities that wrote LTC contracts, the following related guaranty fund liabilities and assets at December 31, 2022 have not been discounted:

Name of Insolvency	Guaranty Fund Assessment	Related Assets
Penn Treaty	$304	$304
Others	279	1,179
Total	$583	$1483

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2022	2021

Nonadmitted assets:
Net deferred tax asset	$(11,828)	$—
Other	(364)	(396)
Total nonadmitted assets deducted from surplus	$(12,192)	$(396)

Asset valuation reserve deducted from surplus	$(4,357)	$(6,863)
Deferred gain on sale of FFG	14,213	15,314
Deferred gain on reinsurance with Sun Life	8,116	9,763
Unrealized capital losses deducted from surplus net of tax	(5,285)	(6,013)

Note 12: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2022		2021
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$—	$(298)	$—	$(352)
Ordinary renewal	732	732	841	841
Accident and health	—	—	4	4

Totals	$732	$434	$845	$493

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 13: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2022 or 2021.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

The separate account assets legally insulated and not legally insulated from the general account as of
December 31, 2022 and 2021 are attributed to the following products/transactions:

	2022		2021
	Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$566,121	$—	$768,904	$—
Variable life	1,033,842	—	1,364,063	—
Modified guarantee contracts	—	80,273	—	79,922

Total assets	$1,599,963	$80,273	$2,132,967	$79,922

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2022			2021
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total
Reserves for accounts
with assets at fair value	$66,205	$1,599,065	$1,665,270	$69,821	$2,132,058	$2,201,879
Reserves with assets subject
to discretionary withdrawal:
At fair value	—	1,599,065	1,599,065	—	2,132,058	2,132,058
With market value adjustment	66,205	—	66,205	69,821	—	69,821

Subtotal separate account liabilities	$66,205	$1,599,065	$1,665,270	$69,821	$2,132,058	$2,201,879
Transfer to separate accounts			14,966			11,010
Total separate account liabilities			$1,680,236			$2,212,889

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2022	2021

Transfers to separate accounts	$34,847	$38,580
Transfers from separate accounts	(119,394)	(154,303)
Net transfers to separate accounts	(84,547)	(115,723)
Reinsurance ceded	84,547	115,723
Transfers as reported in the statement of operations	$—	$—

Note 14: Subsequent Events

The Company evaluated subsequent events through March 24, 2023, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

Supplemental Schedules

Net investment income earned:
Government bonds	$142
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	41,650
Bonds of affiliates	—
Preferred stocks (unaffiliated)	1,709
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	2,467
Real estate	—
Premium notes, contract loans and liens	257
Cash	—
Cash equivalents	442
Short-term investments	—
Other invested assets	603
Derivatives	3,237
Aggregate write-ins for net investment income	27
Gross net investment income	$50,534

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	36,721
Total mortgage loans	$36,721

Mortgage loans by standing - book value:
Good standing	$36,721
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds
Preferred stocks	—
Common stocks

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$30,129
Over 1 year through 5 years	60,480
Over 5 years through 10 years	223,480
Over 10 years through 20 years	278,474
Over 20 years	111,924

Total by maturity	$704,487

Bonds by class - statement value
Class 1	400,651
Class 2	280,675
Class 3	23,161
Class 4	—
Class 5	—
Class 6	—
Total by class	$704,487

Total bonds publicly traded	648,427
Total bonds privately placed	56,060

Preferred stocks - statement value	28,466
Common stocks - market value	—
Short-term investments - book value	14,679
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	15,915
Cash equivalents	32,433

Life insurance in force:
Industrial	$22,047
Ordinary	6,571,064
Group life	578,441

Amount of accidental death insurance in force under ordinary policies	86,511

Life insurance policies with disability provisions in force:
Ordinary	3,649
Group life	5,871

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	3,655
Amount of income payable	—
Ordinary - involving life contingencies:
Amount on deposit	—
Amount of income payable	38

Annuities:
Ordinary
Immediate - amount of income payable	$4,426
Deferred - fully paid - account balance	643,458
Deferred - not fully paid - account balance	4,771

Accident and health insurance - premium in force
Group	1,322
Credit	—
Other	94,669

Dividend accumulations - account balance	13,439

Claim payments 2022
Group accident and health - year ended December 31
2022	17
2021	3
2020	98
2019	56
2018	44
Prior	59

Other accident and health
2022	113
2021	232
2020	251
2019	260
2018	445
Prior	329

Obligations under securities lending	-

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$6,550	$6,550	0.8%
All other governments	—	—	—%
U.S. states, territories and possessions, etc. guaranteed	2,412	2,412	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	36,114	36,114	4.3%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	43,811	43,811	5.2%
Industrial and miscellaneous	600,921	600,921	71.6%
Hybrid securities	—	—	—%
Parent, subsidiaries and affiliates	—	—	—%
SVO identified funds	—	—	—%
Unaffiliated Bank loans	—	—	—%
Total long-term bonds	689,808	689,808	82.2%
Preferred stocks
Industrial and miscellaneous (unaffiliated)	28,466	28,466	3.4%
Parent, subsidiaries and affiliates	—	—	—%
Total preferred stocks	28,466	28,466	3.4%
Common stocks	—	—	—%
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	—%
Industrial and miscellaneous Other (Unaffiliated)	—	—	—%
Parent, subsidiaries and affiliates Publicly traded	—	—	—%
Parent, subsidiaries and affiliates Other	—	—	—%
Mutual funds	—	—	—%
Unit investment trusts	—	—	—%
Closed-end funds	—	—	—%
Total common stocks	—	—	—%
Mortgage loans	36,721	36,721	4.4%
Commercial mortgages	—	—	—%
Mezzanin real estate loans	—	—	—%
Total valuation allowance	—	—	—%
Total mortgage loans	36,721	36,721	4.4%
Cash, cash equivalents and short-term investments	48,348	48,348	5.8%
Cash (Schedule E, Part 1)	—	—	—%
Cash equivalents (Schedule E, Part 2)	—	—	—%
Short-term investments (Schedule DA)	14,679	14,679	1.7%
Total cash, cash equivalents and short-term investments	63,027	63,027	7.5%
Contract loans	4,518	4,518	0.5%
Derivatives	23	23	—%
Other invested assets (Schedule BA)	16,951	16,951	2.0%
Receivable for securities	—	—	—%
Total invested assets	$839,514	$839,514	100.0%

1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2022 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	%
11.03	Canadian-currency-denominated investments	$	%
11.04	Canadian-denominated insurance liabilities	$	%
11.05	Unhedged Canadian currency exposure	$	%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	%
	Largest three investments with contractual sales restrictions:		
12.03		$	%
12.04		$	%
12.05		$	%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	STATE STREET CORP	$ 9,168,900	1.1 %
13.03	BANK OF AMERICA CORP	$ 8,850,800	1.0 %
13.04	MCA FUND VI LP	$ 8,317,236	1.0 %
13.05	PUBLIC STORAGE	$ 4,658,000	0.5 %
13.06	ZIONS BANCORP NA	$ 2,171,875	0.3 %
13.07	AMG CAPITAL TRUST II	$ 1,988,000	0.2 %
13.08	CITIGROUP CAPITAL XIII	$ 799,601	0.1 %
13.09	MORGAN STANLEY	$ 704,200	0.1 %
13.10	PROLOGIS INC	$ 124,297	%
13.11		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	%
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	%
14.04		$	%
14.05		$	%

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	STATE STREET GLOBAL ADVISORS	$ 32,433,350	$ 32,433,350	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	%
	Largest three investments in general partnership interests:		
15.03		$	%
15.04		$	%
15.05		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	COMMERCIAL	$ 6,000,000	0.7 %
16.03	COMMERCIAL	$ 5,000,000	0.6 %
16.04	COMMERCIAL	$ 4,879,168	0.6 %
16.05	COMMERCIAL	$ 4,667,704	0.5 %
16.06	COMMERCIAL	$ 4,500,000	0.5 %
16.07	COMMERCIAL	$ 4,000,000	0.5 %
16.08	COMMERCIAL	$ 2,983,674	0.3 %
16.09	COMMERCIAL	$ 2,550,000	0.3 %
16.10	COMMERCIAL	$ 1,992,586	0.2 %
16.11	COMMERCIAL	$ 107,758	%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans	
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural	
Loan to Value	1	2	3	4	5	6
17.01 above 95%	$	%	$	%	$	%
17.02 91 to 95%	$	%	$	%	$	%
17.03 81 to 90%	$	%	$	%	$	%
17.04 71 to 80%	$	%	$	%	$	%
17.05 below 70%	$	%	$ 36,720,878	4.3 %	$	%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$	%
18.03		$	%
18.04		$	%
18.05		$	%
18.06		$	%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$	%
	Largest three investments held in mezzanine real estate loans:		
19.03		$	%
19.04		$	%
19.05		$	%

SUPPLEMENT FOR THE YEAR 2022 OF THE UNION SECURITY INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$	%	$	$	$
20.02 Repurchase agreements	$	%	$	$	$
20.03 Reverse repurchase agreements	$	%	$	$	$
20.04 Dollar repurchase agreements	$	%	$	$	$
20.05 Dollar reverse repurchase agreements	$	%	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written	
	1	2	3	4
21.01 Hedging	$	%	$	%
21.02 Income generation	$	%	$	%
21.03 Other	$	%	$	%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
22.01 Hedging	$ 310,124	%	$ 582,293	$ 471,028	$ 370,405
22.02 Income generation	$	%	$	$	$
22.03 Replications	$	%	$	$	$
22.04 Other	$	%	$	$	$

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

	At Year End		At End of Each Quarter		
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
23.01 Hedging	$	%	$	$	$
23.02 Income generation	$	%	$	$	$
23.03 Replications	$	%	$	$	$
23.04 Other	$	%	$	$	$